                                                                  Exhibit (c)(2)

Confidential


Presentation to:

The Independent Directors Committee
of the Board of Directors of
Phoenix Investment Partners, Ltd.


PROJECT GRISWOLD



September 10, 2000

                                                                PROJECT GRISWOLD

                                  Disclaimer

CONFIDENTIAL MATERIALS PRESENTED TO THE INDEPENDENT DIRECTORS COMMITTEE OF THE BOARD OF DIRECTORS OF PHOENIX INVESTMENT PARTNERS, LTD. ("PXP" OR THE "COMPANY")


The following pages contain material provided to the Independent Directors Committee of the Board of Directors of PXP. The basic information utilized in preparing this study was obtained from PXP and public sources. Estimates and projections for PXP used herein have been prepared by PXP, or are from public sources, and were not prepared by Salomon Smith Barney. Such estimates and projections involve numerous and significant subjective determinations, which may or may not prove to be correct. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained herein and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Independent Directors Committee of the Board of Directors of PXP, which is familiar with the business and affairs of PXP, none of PXP or Salomon Smith Barney or any of their respective legal or financial advisors or accountants take any responsibility for the accuracy or completeness of any of the material contained herein if used by persons other than the Independent Directors Committee of the Board of Directors of PXP. Neither PXP nor Salomon Smith Barney undertakes any obligation to update or otherwise revise the accompanying materials. The materials contained herein supersede in their entirety any previous drafts of presentation materials relating to the subject matter hereof.

                                                                PROJECT GRISWOLD

Table of Contents


      1    TRANSACTION SUMMARY AND OVERVIEW

      2    BUSINESS OVERVIEW

      3    COMPARISON WITH PEERS

      4    VALUATION CONSIDERATIONS

           APPENDIX

                                                                PROJECT GRISWOLD



1    TRANSACTION SUMMARY AND OVERVIEW

                                                                PROJECT GRISWOLD

Summary of Proposal

--------------------------------------             -----------------------------
ITEM                                               OFFER TERMS
--------------------------------------             -----------------------------

Transaction                                        PHL will purchase all of the
                                                   outstanding shares of PXP
                                                   common stock that it does not
                                                   currently own (18.0 million
                                                   shares) for $15.75 per share
                                                   in cash.

Value of Shares to be Purchased (a)                $430 Million

Form                                               Merger

Shareholder Voting                                 Simple majority of all PXP
                                                   shareholders

Other Approvals Required                           Customary regulatory

Offer Price/ 2000 Earnings (b)                     21.2 x

Firm Value as a Multiple of: (b)(c)
 As % of AUM                                          1.9 %
 LTM Revenues                                         3.7 x
 LTM EBITDA                                           9.8
 LQA EBITDA                                           9.2

Premium to Market:
 Day Prior to Initial Offer, 7/24($10.81)            45.7 %
 One Week Prior to Initial Offer, 7/17($11.25)       40.0
 Four Weeks Prior to Initial Offer, 6/26($9.69)      62.6

--------------------------------------------------------------------------------

(a) Reflects the conversion of all options and convertibles using the treasury method.
(b) Assumes conversion of convertible debt and exercise of all options. Adjusted for Seneca minority interest.
(c) Adjusted for Engemann liability.

                                                                PROJECT GRISWOLD

Summary of Transaction Process

      * On July 24th, 2000, Phoenix Home Life Mutual Insurance Company ("PHL") made an initial offer to purchase all of the outstanding shares of Phoenix Investment Partners, Ltd. ("PXP" or the "Company") for a cash price of $12.50 per share

        .  Not interested in selling its interest in PXP
        .  Seek an agreed transaction

      * SSB met with Independent Directors Committee on July 28/th/ to review PHL's proposal

      * After completing its due diligence, SSB met with Independent Directors Committee on August 10/th/ to discuss PHL's proposal and possible counter-proposals

      * Since that time, Independent Directors Committee and its advisors have communicated frequently among themselves and with PHL and its advisors to negotiate the terms of the final proposal

        . Price

        . Merger Agreement

      * On September 5/th/, PHL and the Independent Directors Committee tentatively agreed on a price of $15.75 per PXP share, subject to agreement on other deal terms

      * This presentation will assist the Independent Directors Committee evaluate PHL's final offer

        . Review of PXP

        . Comparison with selected peers

        . Alternative valuation methodologies

        . Delivery of SSB fairness opinion

                                                                PROJECT GRISWOLD

Phoenix Home Life - Buy-in Rationale

     STRATEGIC RATIONALE - BASED ON CONVERSATIONS WITH PXP AND PHL MANAGEMENT

     * PHL is redefining its business model towards wealth management

       . PXP is an integral component of PHL's wealth management strategy: Life, Annuities, Asset Management

       . Divestiture of non-core lines: Group L&H, Life Reinsurance, P&C
         Distribution, Real Estate Management

     * As a wholly-owned subsidiary of PHL, PXP will have additional operating flexibility

       . Increased flexibility to pursue additional acquisition opportunities
         (reduced leverage constraints)

       . Enhanced ability to sell variable annuity product

     * Full ownership of PXP may improve PHL's anticipated IPO valuation

       . Increase relative contribution of asset management segment earnings
         (valued at a higher multiple than insurance earnings)

       . Reduce complexity of PHL IPO story

       . Increasing importance of variable annuities in a demutualized environment

     * Utilize PHL available capital/excess debt capacity

       . No issuance required
       . Eliminate sharing of PHL guarantee with PXP shareholders
       . Offset PXP leverage constraints

     * PXP public ownership, which provided currency for acquisitions and management compensation, is less important

                                                                PROJECT GRISWOLD

       . Public valuation limited negative impact on statutory capital:
         Contemplated transaction has minimal impact on PHL risk-based capital ratios

       . Anticipated IPO, supplemented by phantom equity plan for PXP, reduces
         PXP's need for a publicly-traded currency

                                                                PROJECT GRISWOLD

2  BUSINESS OVERVIEW

                                                                PROJECT GRISWOLD

Overview

  BACKGROUND

  * Phoenix Investment Partners was formed in 1995 through the merger of Phoenix Securities Group (a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, "PHL") and Duff & Phelps Corporation

    . PHL owns approximately 60% of PXP (50% assuming exercise of all options and convertibles)

  * PXP's operating structure allows its eight investment partners to focus on research and investments. As of 6/30/00, the Company had almost $61 billion in AUM (including approximately $10 billion from PHL), declining from $65 billion at 12/31/99.

    .  Sales / marketing and back-office functions are largely centralized


                                                                 PXP
          ---------------------------------------------------------------------------------------------------
          Institutional                                                                        Private Client
                                                             Alternative                           Group
          7 Salespeople,                                  Financial Products
          Chicago based                                                                        37 Salespeople,
                                                                                               Hartford based

   PIC /(1)/       Aberdeen /(2)/     Goodwin     Hollister     Oakhurst    Duff & Phelps       Engemann     Zweig      Seneca /(3)/
  $17.5 B AUM      $0.8 B AUM       $3.2 B AUM   $1.3 B AUM    $3.8 B AUM     $9.6 B AUM      $11.8 B AUM  $2.9 B AUM   $10.9 B AUM

Source: Company data, SEC Filings

(1) Includes PHL AUM
(2) Subadvised for Aberdeen via PIC and Duff & Phelps
(3) Approximately 75% owned

6/30/00 AUM: $60.8

Equity:                   49%

Balanced:                 17%

Fixed Income:             33%

Money Market:              1%


Retail:                   48%

Institutional:            52%


Domestic:                 99%

International:             1%

                                                                PROJECT GRISWOLD

Description of PXP's Investment Partners

                                 PHOENIX INV.   DUFF &                             ROGER
                                   COUNSEL      PHELPS           SENECA            ENGEMANN              ZWEIG
Date Acquired                         ---       4Q 1995          1Q 1997            2Q 1997              1Q 1999

AUM Detail
6/30 AUM                         $   25.7 B      $  9.6 B       $  10.9 B        $  11.8 B           $   2.9 B
     % of Total                      42.3 %        15.8 %          17.9 %           19.4 %               4.7 %
     Growth vs. 6/99                  7.1         (20.1) /(1)/     60.4             32.9               (22.8)

Client Mix
   Open-End Funds                      39 %           2 %             0 %             16 %                43 %
   Managed Accounts                     0             7               8               84                   0
   Closed-end Funds                     0            33               0                0                  48
   Separate Accounts/(2)/              26            58              92                0                   8
   General Accounts                    35             0               0                0                   0

Asset Mix
   Fixed Income                        40 %          43 %            52 %              0 %                 0 %
   Equity                              35            18              48               95                  93
   Balanced                            23            39               0                5                   0
   Money Market                         1             0               0                0                   7

Brands                     Aberdeen,            Duff & Phelps      Seneca         Engemann               Zweig
                           Goodwin,
                           Hollister,
                         Oakhurst, PIC
Revenue Detail
12/99 Revenues                   $   88.9 M      $ 48.0 M       $  36.7 M        $  59.7 M           $  26.9 M /(3)/
     % of Total                      34.2 %        18.4 %          14.1 %           22.9 %              10.3 %
     Growth vs. 98                    8.2 %        10.1 %          45.6 %           32.1 %             (16.1)% /(4)/

Other Data
Employees                              48            65              63               86                  44
Portfolio Managers                     15             8               7                3                   3
Research Analysts                      11            11               9                6                   5

(1) Excludes impact of sale of Cleveland office.
(2) Includes Alternative Financial Products, Aberdeen Funds and Edge (Variable) products.
(3) Based upon 10 months ended December 31, 1999.
(4) CAGR based upon quarterly growth from 9/30/99 to 6/30/00.

PXP has a diversified investment organization.

                                                                PROJECT GRISWOLD

Business Model

     Distribution Strategy         Mutual Funds          Managed Accounts         Closed End Funds       Separate Accounts
     Intermediated
     -------------
     ----------------------------------------------------------------------------------------------------------------------
        Banks                           X
     ----------------------------------------------------------------------------------------------------------------------
        Broker Dealers                  X                       X                         X
     ----------------------------------------------------------------------------------------------------------------------
        401(k)                          X
     ----------------------------------------------------------------------------------------------------------------------
        RIAs                            X                       X
     ----------------------------------------------------------------------------------------------------------------------
        Supermarkets                    X
     ----------------------------------------------------------------------------------------------------------------------
     Direct                                                                                                        X
     ------
     ----------------------------------------------------------------------------------------------------------------------

Branding Strategy              *  9 distinct brands under Phoenix overlay

Product Diversity              *  98 Mutual Funds

                               *  Multiple Styles

                               *  11 Managed Account product offerings

                               *  Separate Accounts

Geographic Focus               *  Distribution - U.S. Domestic

                               *  Asset Classes - U.S. Domestic

Primary Marketing Focus        *  Managed Accounts

                               *  Alternative Financial Products

                                                                PROJECT GRISWOLD

AUM Breakdown at June 30, 2000


CLIENT BREAKDOWN: 100% = $61 B

[PIECHART]


Variable                      6%      $ 3.7
Aberdeen /(1)/                1%      $ 0.8
Open-End Mutual Funds        22%      $13.3
Managed Accounts             19%      $11.5
Closed-End Funds              7%      $ 4.5
Institutional Accounts       26%      $15.6
PHL General                  15%      $ 9.0
CBOs                          3%      $ 1.7
PHL Associated                1%      $ 0.7


ASSET ALLOCATION: 100% = $61 B

[PIECHART]

Fixed Income        33%     $20.1
Money Market         1%     $ 0.5
Equity              49%     $29.9
Balanced            17%     $10.2


GEOGRAPHIC ASSET BREAKDOWN: 100% = $61 B

[PIECHART]

Int'l               1%     $ 0.9
Domestic           99%     $60.0


EQUITY STYLE: 100% = $30 B

[PIECHART]

Growth             31%     $ 9.2
Int'l               3%     $ 0.9
Other               2%     $ 0.3
Value              40%     $11.9
Blend              25%     $ 7.6

Source: Company data

(1) Includes $0.5 million of Aberdeen Retail and $0.3 million of Aberdeen Institutional

PXP exhibits broad client and product diversity.

The Company's equity products offer broad diversity.

                                                                PROJECT GRISWOLD

AUM Growth by Product

     TOTAL AUM
     ($ in billions)

     [GRAPH]

                                  12/31/96       12/31/97       12/31/98        12/31/99        6/30/00
     Open-End Mutual Funds        $ 11.3          $13.0          $14.4            $18.1          $17.6
     Managed Accounts             $  0.2          $ 5.6          $ 7.3            $10.4          $11.5
     Closed-End Funds             $  3.0          $ 3.3          $ 3.5            $ 4.6          $ 4.5
     Institutional Accounts       $ 12.3          $16.2          $19.5            $22.5          $17.6
     PHL                          $  6.9          $ 8.4          $ 8.8            $ 9.1          $ 9.7

                                  $ 33.6          $46.4          $53.5            $64.6          $60.8

     PERCENT OF TOTAL AUM

                                                                                                                    CAGR
                                 12/31/96        12/31/97      12/31/98     12/31/99           6/30/00            12/96-6/30
                                 --------        --------      --------     --------           -------            ----------
        Open-End Mutual Funds      33.6 %          28.0 %        26.9 %       28.0 %             28.9 %             13.4 %
        Managed Accounts            0.7            12.0          13.7         16.1               18.9               33.6/(1)/
        Closed-End Funds            8.9             7.2           6.6          7.1                7.5               12.8
        Institutional Accounts     36.5            34.8          36.4         34.8               28.9               10.9
        PHL                        20.4            18.0          16.4         14.0               15.9               10.3
                                 --------        --------      --------     --------           -------            ----------
                                  100.0 %         100.0 %       100.0 %      100.0 %            100.0 %             18.4 %
                                 ========        ========      ========     ========           =======            ==========


   Memo: Structured Products as % of Total:         0.0 %         0.5 %        2.0 %              2.8 %            249.5 %/(1)/

Source: SEC Filings, Company Data
N.B. Institutional accounts include structured products.
(1) CAGR calculations for Managed Accounts and Structured Products use 12/97 and 12/98 as the base year, respectively.

PXP operates in a number of highly attractive segments.

While each of PXP's businesses has experienced growth, the managed accounts have been strongest and are expected by management to continue improving.

Acquisitions and divestitures have impacted growth rates.

                                                                PROJECT GRISWOLD

AUM Growth by Asset Class

     TOTAL AUM
     ($ in billions)

     [GRAPH]


                        12/31/96   12/31/97   12/31/98    12/31/99   6/30/00
     Fixed Income           8.1      18.4        20.7      20.7       20.1
     Equity                10.7      15.9        19.1      30.1       29.9
     Balanced              14.2      11.7        13.3      13.2       10.2
     Money Market           0.6       0.4         0.4       0.7        0.5

                           33.6      46.4        53.5      64.6       60.8

PERCENT OF TOTAL AUM

                                                                                            CAGR
                          12/31/96    12/31/97    12/31/98     12/31/99      6/30/00     12/96-6/30
                          --------    --------    --------     --------      -------     ----------
    Fixed Income              24.1 %      39.6 %      38.7 %       32.0 %       33.1 %         29.7 %
    Equity                    31.9        34.3        35.7         46.5         49.2           34.1
    Balanced                  42.3        25.3        24.9         20.4         16.8           (9.1)
    Money Market               1.8         0.8         0.7          1.0          0.9            3.1
                          --------    --------    --------     --------      -------     ----------
                             100.0 %     100.0 %     100.0 %      100.0 %      100.0 %         18.4 %
                          ========    ========    ========     ========      =======     ==========

Source: SEC Filings; 6/30 data from Company

Over time, the change in asset mix reflects the competitive performance of PXP's equity products.

                                                                PROJECT GRISWOLD

Mutual Fund Product Summary


* 45% of rated mutual fund assets under management are in 4- or 5- star rated funds.

                          AUM at     % of   Products Per Style       Ratings              Net Flows
                                             ................   ..................   ...................
                        06/30/00    Total    Total      Rated   5 Stars    4 Stars   YTD 2000       1999
                        --------  --------  ------------------ --------    -------   --------   --------
Equity
    Value                $ 1,507      8.3%         1        1         0          0      ($137)   ($  233)
    Growth                 7,843     43.4         30       15         7          6        (67)      (645)
    Blend                    784      4.3          6        3         0          1       (210)      (304)
    International            991      5.5         12        8         0          4       (133)      (152)
    Other                    924      5.1         12        6         0          0        (93)      (161)
                        --------  --------  --------  -------- --------    -------   --------   --------
     Subtotal             12,049     66.7         61       33         7         11       (640)    (1,496)
Fixed Income
    Taxable Fixed Income     987      5.5         26       13         2          0       (104)      (258)
    Municipal                163      0.9          5        2         0          0        (15)       (30)
                        --------  --------  --------  -------- --------    -------   --------   --------
     Subtotal              1,150      6.4         31       15         2          0       (119)      (287)
Money Market                 380      2.1          2        0         0          0        (55)      (115)

Closed End Funds           4,496     24.9          5        5         0          0         NM         NM
                        --------  --------  --------  -------- --------    -------   --------   --------
    Total Mutual Fund    $18,075    100.0%        99       53         9         11      ($814)   ($1,668)
                        ========  ========  ========  =======  ========    =======   ========   ========

                              Morningstar Rating Per Investment Style - By AUM
                        ..........................................................
                               5         4         3        2         1    Unrated
                        ========  ========  ========  =======  ========    =======
Equity
    Value                     --        --   $ 1,507       --        --         --
    Growth                 1,909     4,936        --      338        --        660
    Blend                     --       205       297      176        --        106
    International             --       425       444       13       101          8
    Other                     --        --       874       32        18         --
                        --------  --------  --------  -------    ------    -------
     Subtotal              1,909     5,567     3,122      559       120        774
Fixed Income
    Taxable Fixed Income      47        --       464      462        15         --
    Municipal                 --        --        78       85        --         --
                        --------  --------  --------  -------    ------    -------
     Subtotal                 47        --       542      547        15         --
Money Market                  --        --        --       --        --        380

Closed End Funds              --        --     1,475     3,021       --         --
                        --------  --------  --------  -------    ------    -------
    Total Mutual Funds    $1,955     5,567    $5,139   $4,126      $135     $1,154
                        ========  ========  ========  =======    ======    =======

                % of Total Rated AUM   11.6 %  32.9 %     30.4 %    24.4 %    0.8 %
MUTUAL FUND SUMMARY BY FAMILY

                          AUM at     % of  Products Per Family       Ratings              Net Flows
                                           ...................   ..................   ...................
                        06/30/00    Total    Total      Rated   5 Stars    4 Stars   YTD 2000       1999
                        --------  --------  -----------------  --------    -------   --------   --------
PIC                      $ 8,889      49.2 %    45         23         3          6     ($159)      ($884)
Duff & Phelps                358       2.0       9          3         0          0       (96)        (28)
Seneca                       500       2.8       8          5         3          1      (459)        (54)
Engemann                   2,597      14.4      12         11         3          4       191          94
Zweig                      1,237       6.8      20          6         0          0      (291)       (796)
                        --------  --------  --------  -------   -------   --------   -------    --------
    Total Open End Funds  13,580      75.1      94         48         9         11      (814)     (1,668)

    Closed End Funds       4,496      24.9       5          5         0          0        --          --
                        --------  --------  --------  -------   -------   --------   -------    --------
Total Mutual Funds       $18,075     100.0%     99         53         9         11     ($814)    ($1,668)
                        ========  ========  ========  =======   =======   ========   =======    ========

                               Morningstar Rating Per Family Style - By AUM
                        ..........................................................
                               5         4         3        2         1    Unrated
                        --------  --------  --------  -------  --------    -------
PIC                      $   782    $3,876    $3,027     $425      $101       $678
Duff & Phelps                ---       ---       ---      137       ---        221
Seneca                       119       356       ---      ---        18          6
Engemann                   1,054     1,334       193      ---        15        ---
Zweig                        ---       ---       444      544       ---        249
                        --------  --------  --------  -------  --------    -------
    Total Open End Funds   1,955     5,567     3,664    1,105       135      1,154

    Closed End Funds          --        --     1,475    3,021       ---        ---
                        --------  --------  --------  -------  --------    -------
Total Mutual Funds       $ 1,955    $5,567   $ 5,139   $4,126      $135     $1,154
                        ========  ========  ========  =======  ========    =======

Source: Financial Research Corporation as of 6/30/00. May not tie to Company data.

Comparative Performance - 15 Largest Mutual Funds

* Top 15 mutual funds represent 62% of total mutual fund assets.

                                                                              YTD
                                       Assets       % of     Morningstar     Return       Annualized Return (as of 6/30/00)
                                                                                          ---------------------------------
        Top Fifteen Mutual Funds      06/30/00      Total    Objective      06/30/00       1 Year      3 Year       5 Year
        ------------------------     ----------   ---------  -----------   ----------     --------    --------     -------
      1 PhnxGdwn Grth                  $ 3,246      17.96%    Growth          0.29%        22.61%      23.20%       21.47%
      2 PhnxGdwn Bal                     1,507       8.34     Balanced        0.43          6.87       11.85        13.15
      3 PhnxEng FocsGr                     788       4.36     Growth          1.23         31.83       29.77        25.63
      4 PhnxGdwn StrThm                    776       4.29     Growth         12.45         46.16       39.26           --
      5 PhnxEng AggGr                      684       3.79     Agg Growth      7.11         63.38       42.13        32.84
      6 PhnxGdwn I&G                       681       3.77     Balanced        0.85          3.98        8.20        11.03
      7 PhnxEng NftyFty                    546       3.02     Growth          2.49         21.14       23.46        24.11
      8 PhnxOakh G&I                       504       2.79     Growth&Inc      0.15          6.95          --           --
      9 PhnxZwg MngdAst                    444       2.46     MultiGlobl      0.53          4.14        9.50        10.64
     10 PhnxGdwn Hi Yld                    421       2.33     Corp:HY        (3.25)         3.03        1.72         7.05
     11 PhnxEng Sm&MdCp                    370       2.05     Growth          3.59         80.78       33.81        36.20
     12 PhnxSnca Grth                      356       1.97     Growth          0.48         24.73       25.56           --
     13 PhnxZwg Stratgy                    320       1.77     Growth         (0.94)        (1.58)       3.34         7.06
     14 PhnxOakh StrAll                    297       1.64     Asset Allo      0.34          6.97       13.35        13.02
     15 PhnxAbrdn WWOpp                    213       1.18     World Stk      (1.26)        11.00       16.44        16.61
                                    -----------   ---------
          Top Fifteen Mutual Funds      11,153      61.71
          Other Open-End Funds           2,426      13.42
          Closed-End Funds               4,496      24.87
                                    -----------   ---------
           Total Mutual Funds          $18,075     100.00%
                                    ===========   =========
                                                         Net Flows                   Morningstar
                                        -----------------------------------------
          Top Fifteen Mutual Funds       YTD 6/30/00       1999           1998        Rating (1)
          ------------------------      -------------   -----------    ----------    ------------
      1 PhnxGdwn Grth                     ($160.5)        ($339.7)      ($345.6)           4
      2 PhnxGdwn Bal                       (136.8)         (233.4)       (278.8)           3
      3 PhnxEng FocsGr                       (7.4)           (9.6)        (80.1)           4
      4 PhnxGdwn StrThm                     503.5            20.0         (41.6)           5
      5 PhnxEng AggGr                        67.5            17.2         (29.2)           5
      6 PhnxGdwn I&G                       (103.2)         (181.7)          5.3            3
      7 PhnxEng NftyFty                       1.5            26.7          (1.2)           4
      8 PhnxOakh G&I                         36.4           197.8         165.4           NR
      9 PhnxZwg MngdAst                     (81.9)          (97.1)        (26.1)           3
     10 PhnxGdwn Hi Yld                     (41.7)          (95.8)        (26.7)           3
     11 PhnxEng Sm&MdCp                     121.6            35.8          36.7            5
     12 PhnxSnca Grth                       252.6             9.4           9.2            4
     13 PhnxZwg Stratgy                    (127.7)         (453.1)       (275.6)           2
     14 PhnxOakh StrAll                     (20.8)          (41.7)        (45.6)           3
     15 PhnxAbrdn WWOpp                     (12.4)            0.5          (4.1)           4
          Top Fifteen Mutual Funds
          Other Open-End Funds
          Closed-End Funds
           Total Mutual Funds

Source: Financial Research Corporation as of 6/30/00. May not tie to Company data.

(1) Rating for Class A shares.

                                                                PROJECT GRISWOLD

Mutual Fund Performance

     BY MORNINGSTAR RATED FUNDS                BY MORNINGSTAR RATED ASSETS

           [GRAPH]                                    [GRAPH]

    Source: Financial Research Corporation as of 6/30/00

* PXP management expects to achieve 4- or 5-star ratings on several funds that will soon be attaining the minimum performance record for consideration under the Morningstar rating system

       .  Phoenix Oakhurst Growth & Income ($523 MM as of July 13, 2000)

       .  Phoenix Hollister Value Equity ($72 MM in AUM as of July 13, 2000)

       .  Phoenix Hollister Small Blend Fund ($109 in AUM as of July 13, 2000)

    Source: Company data.

                                                                PROJECT GRISWOLD

Summary of Selected Institutional Account Products

($ in Millions)                                                           Performance Data as of 6/30/2000
                                                                ---------------------------------------------------
                                                      AUM (1)  Quarter      YTD      1 Year       3 Year     5 Year
                                                      -------  -------      ---      ------       ------     ------
PIC              Multi-Sector Fixed Income Composite  $   408      1.3 %    3.5 %       5.8 %        5.0 %      7.2 %
                    Median Performance                             1.5      3.8         4.6          6.0        6.4

                 Small Cap Value Composite                110     (1.7)    20.8        61.9         29.0         NA
                    Median Performance                             0.9      6.4         3.3          5.9         NA

                 Large Cap Value Composite                104     (5.9)     1.2         5.4         15.2       19.4
                    Median Performance                            (1.4)    (2.6)       (9.4)         8.3       15.5

                 Quantitative Value Composite             466     (2.2)     1.0         8.4         23.2       26.1
                    Median Performance                            (1.4)    (2.6)       (9.4)         8.3       15.5

D&P Chicago      Quality Value Equity Management      $   278     (3.5)%     NA        (1.1)%       12.9 %     20.6 %
                    Median Performance                            (2.2)      NA        (6.6)         8.8       16.2

                 Balanced Composite Performance         1,067     (1.4)      NA         1.1          9.8       14.0
                    Median Performance                            (0.6)      NA         4.9         12.0       14.4

                 Core Fixed Income                        981      1.7       NA         4.2          5.7        6.0
                    Median Performance                             1.6       NA         4.3          5.9        6.3
                 Intermediate Fixed Income                175      1.9      3.2         4.4          5.5        5.7
                    Median Performance                             1.7      3.3         4.4          5.7        6.0
                 Enhanced Cash                             16      1.6      3.0         5.6          5.5        5.8
                    Median Performance                             1.6      3.1         5.8          5.5        5.6

Engemann         Small Cap Growth Composite           $   244      4.8 %     NA        84.8 %       36.9 %     38.1 %
                    Median Performance                            11.7       NA        59.5         27.2       25.0

Seneca           Growth Equity                        $   831      2.7 %    1.1 %      26.1 %       27.8 %     26.6 %
                 Earnings Driven Growth                   704      1.0     24.5        76.5         40.9       33.2
                    Median Performance                            (3.6)     4.4        27.2         30.3       28.4
                 Small Capital Growth Equity               20      6.0     26.4        92.2         37.3         NA
                    Median Performance                            (4.5)    11.7        59.5         27.2       25.0
                 Core Fixed Income                        267      2.0      3.6         4.6          6.8        7.9
                 Investment Grade Only VDFI               513      1.8      4.1         4.7          6.1        6.7
                    Median Performance                             1.5      3.8         4.5          6.1        6.4
                 Enhanced Core - Avg. Inv. Grade VDFI     484      1.9      3.1         4.5          7.0        8.6
                    Median Performance                             1.5      3.8         4.6          6.0        6.4
Benchmarks       Lehman Brothers Investment Grade                  1.7 %    3.2 %       4.4 %        5.5 %      5.7 %
                 S&P 500                                          (2.9)    (0.4)        7.4         19.7       23.8
                 S&P Midcap                                       (3.3)     9.0        17.0         20.3       21.2
                 Russell 1000 Value                               (4.7)    (4.2)       (8.9)        10.9       17.8
                 Russell 2000                                     (3.8)     3.0        14.3          7.7       10.6
                 Russell 2000 Growth                              (7.4)     1.2        28.4         16.3       15.8

Source: Company reports.
(1) Duff & Phelps AUM as of 6/30; Seneca as of 3/31; PIC and Engemann as of 12/31/99.
Note: Total institutional AUM were $20.2 billion and $15.6 billion at 12/31/99 and 6/30/00 respectively. Data for other products not available.

                                                                PROJECT GRISWOLD

Managed Account Product Summary

 * PXP is a leading participant and the only multi-manager in the managed account business

   . Offers 11 products through four investment partners, with one product under development

SENECA                   HOLLISTER           ENGEMANN             DUFF & PHELPS

Large Cap Growth         Large Cap Value     Large Cap Growth     Large Cap Core

Mid Cap Growth           Small Cap Value     Small-Mid Cap Growth Balanced

Tax Sensitive Growth     New Economy Value   Balanced

Balanced (pending)


 * Marketing strategy emphasizes importance of portfolio construction approach to building relationships with HNW brokers/clients
   .  Use multiple products to construct portfolio solutions
   .  Performance "OK" - not a "hot dot" approach


 * Growth strategy
   . Leverage Engemann reputation to introduce other brands ("bridging") . Expand wholesaler salesforce
   .  Introduce additional products with 3 year track records

                                                                PROJECT GRISWOLD

Managed Account Performance

($ in millions)
                                                                                 Performance Data as of 6/30/2000
                                                   AUM       Quarter           YTD         1 Year        3 Year        5 Year
                                               ---------    ---------       ---------     ---------    ---------     ---------
Seneca           Large Cap Growth                $ 469         (2.7)%          1.1 %        26.1 %        27.8 %        26.6 %


                 Mid Cap Growth                    433         (1.0)          24.5          76.5          40.9          33.2


                 Tax Sensitive Growth               NA         (4.8)           2.2          22.5          30.3            NA


Engemann         Large Cap Growth                7,441          1.0           (4.3)         17.4          22.5          24.4


                 Balanced                          274          3.1           (2.0)         14.9          18.9          20.3


Duff & Phelps    Large Cap Core                    323         (3.3)          (1.7)         (1.5)         12.3          20.4


                 Balanced                          298         (1.4)          (0.4)          1.1          19.8          14.0


Benchmarks       Lehman Brothers Investment Grade               1.7 %          3.2 %         4.4 %         5.5 %         5.7 %
                 S&P 500                                       (2.9)          (0.4)          7.4          19.7          23.8
                 S&P Midcap                                    (3.3)           9.0          17.0          20.3          21.2
                 Russell 1000 Value                            (4.7)          (4.2)         (8.9)         10.9          17.8
                 Russell 2000                                  (3.8)           3.0          14.3           7.7          10.6
                 Russell 2000 Growth                           (7.4)           1.2          28.4          16.3          15.8

Source: Company reports.

                                                                PROJECT GRISWOLD

Analysis of AUM Growth

          NET CASH FLOWS /(a)/


          ($ in millions)

                                                                PROJECT GRISWOLD

                                    [GRAPH]




AUM ROLLFORWARD

                                                                PROJECT GRISWOLD

                                        1996            1997           1998           1999               1H 00          2000P
                                     ---------      ----------     ----------      ---------        -----------     ----------
   Beginning Balance                 $  35,046      $   33,649     $   46,403      $  53,491        $    64,602     $   64,602
     Net Flows                          (3,307)         (3,075)           234            368             (1,292)        (2,754)/(b)/
     Performance                         1,246           3,703          6,494          7,130                791          4,952
                                     ---------      ----------     ----------      ---------        -----------     ----------
     Organic Growth                     (2,061)            628          6,728          7,498               (501)         2,198
     Acq. / Divestitures/ Other            664          12,126            360          3,613             (3,268)           ---
                                     ---------      ----------     ----------      ---------        -----------     ----------
   Ending Balance                    $  33,649      $   46,403     $   53,491      $  64,602        $    60,833     $   66,800
                                     =========      ==========     ==========      =========        ===========     ==========
   Organic Growth / BOP AUM               (5.9)%          1.9 %          14.5 %         14.0 %             (0.8)%         3.4 %

Source: Company data.

(a) Excludes charges attributable to performance, acquisitions and divestitures.

(b) Includes $(283) million of net flows in closed-end funds.

                                                                PROJECT GRISWOLD

Distribution Channels - Mutual Funds and Managed Accounts

          ($ in millions)

* Phoenix Equity and Planning Corporation acts as national distributor and transfer agent for each investment partner

--------------------------------------------------------------------------------
1999 Domestic Mutual Fund Sales
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Bank                 1.0%
Financial Planner   42.2%
Wirehouse           31.6%
Regional Wirehouse  15.3%
Insurance            9.9%

-------------------------------------------------------------------------------
Top 10 Domestic Fund Sales by Distributor
-----------------------------------------------------------------------------------------------------------------------------------
Institution                       1999 Sales                     1998 Sales               % 1999 Sales
-----------------------------------------------------------------------------------------------------------------------------------
1                                   $  174                       $   122                     14.4 %
2                                       89                            77                      7.4
3                                       39                             0                      3.2
4                                       39                            41                      3.2
5                                       37                            44                      3.0
6                                       35                            39                      2.9
7                                       34                            62                      2.8
8                                       29                            44                      2.4
9                                       28                            70                      2.3
10                                      19                             0                      1.5
                                   -------                       -------                   -------
Top 10 Total                           523                           498                     43.3
   Other                               683                           543                     56.7
                                   -------                       -------                   -------
Total                              $ 1,206                       $ 1,041                    100.0 %
                                   =======                       =======                   =======

--------------------------------------------------------------------------------
1999 Domestic Managed Account Sales
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Financial Planner                  9.8%
Regional Wirehouse                 3.0%
Wirehouse                         87.2%

--------------------------------------------------------------------------------
Top 10 Domestic Fund Sales by Distributor
-----------------------------------------------------------------------------------------------------------------------------------
Institution                       1999 Sales                     1998 Sales               % 1999 Sales
-----------------------------------------------------------------------------------------------------------------------------------
1                                   $ 1,226                         $  746                    61.2 %
2                                       366                             79                    18.3
3                                       148                             57                     7.4
4                                        52                             20                     2.6
5                                        28                             13                     1.4
6                                        21                             15                     1.1
7                                        12                             11                     0.6
8                                        11                              4                     0.6
9                                        10                              4                     0.5
10                                       10                              7                     0.5
                                    -------                         ------                  ------
Top 10 Total                          1,885                            955                    94.1
   Other                                118                             26                     5.9
                                    -------                         ------                  ------
Total                               $ 2,003                         $  982                   100.0 %
                                    =======                         ======                  ======

Source: Company data.

                                                                PROJECT GRISWOLD
Historical Results of Operations

($ in millions except per share data)         Twelve Months Ended December 31,           6 Months Ended June 30,            CAGR
                                        -------------------------------------------      ----------------------- -------   -------
                                                                                                                 6/30/00   1996 to
                                         1996        1997        1998         1999         1999          2000      LTM       LTM
REVENUES
    Investment Management Fees          $ 118.2     $ 138.5     $ 193.1     $ 249.0      $ 118.1       $ 143.1    $274.0     27.2%
    Mutual Funds - Ancillary Fees          22.0        22.5        25.7        33.2         15.5          18.6      36.3     15.3
    Other Income and Fees                  12.3         3.6         2.7         4.5          2.4           3.3       5.3    (21.3)
                                        -------     -------     -------     -------      -------       -------    ------
    Total Revenues                        152.5       164.6       221.5       286.6        136.0         165.0     315.7     23.1
                                        -------     -------     -------     -------      -------       -------    ------
EXPENSES
    Employment Expenses                    58.8        72.7        90.4       114.0         55.8          63.7     121.9     23.2
    Other Operating Expenses               36.5        40.3        55.0        67.7         31.2          37.4      73.9     22.3
                                        -------     -------     -------     -------      -------       -------    ------
EBITDA                                     57.2        51.6        76.2       104.9         49.0          64.0     119.9     23.6

    D&A of leasehold improvements           2.2         3.0         3.7         3.9          1.8           2.0       4.1     19.0
    Amortization of deferred
    commissions                             6.1         3.0         1.4         1.6          1.0           0.4       1.0    (40.8)
    Amortization of G/W & intangibles       9.6        14.0        22.1        30.3         14.3          15.9      31.9     40.8
                                        -------     -------     -------     -------      -------       -------    ------
Operating Income                           39.3        31.7        49.1        69.1         31.8          45.7      83.0     23.8
    Equity in Earnings of Uncons.
    Affiliates/(1)/                         5.3         6.4         3.5         0.9          0.5           0.1       0.6
    Interest (Expense)/ Income              0.4        (3.3)      (12.6)      (15.8)        (7.4)         (8.7)    (17.1)
    Income to Minority Interest              --        (0.7)       (2.2)       (3.7)        (1.6)         (2.8)     (4.9)
                                        -------     -------     -------     -------      -------       -------    ------
Pre-Tax Income from Cont. Operations       45.0        34.1        37.7        50.5         23.2          34.3      61.5      9.3
    Other Non-Operating Items              (0.1)       (0.0)        1.0         1.5          0.7           0.8       1.6
    Non-Recurring Items/(2)/                 --         6.2        16.2        (5.9)          --          13.4       7.5
                                        -------     -------     -------     -------      -------       -------    ------
Pre-Tax Income                             44.9        40.2        55.0        46.1         23.9          48.5      70.6     13.8
    Income Tax Expense                     18.2        16.1        20.3        19.3         10.5          22.5      31.4
                                        -------     -------     -------     -------      -------       -------    ------
Net Income                              $  26.7     $  24.1     $  34.6     $  26.7      $  13.4       $  26.0   $  39.3     11.6%
                                        =======     =======     =======     =======      =======       =======   =======
Basic Net Income Per Share              $  0.50     $  0.44     $  0.76     $  0.61      $  0.31       $  0.59   $  0.89     18.0%
Diluted Net Income Per Share               0.50        0.44        0.68        0.55         0.28          0.51      0.80     14.2%

Memo: Adjusted EBITDA/(3)/              $  57.2     $  50.9     $  74.0       101.2      $  47.4       $  61.2   $ 115.0     22.1%
----------------------------------------------------------------------------------------------------------------------------------
Key Ratios
Revenues from PHL / Total Rev's             9.5%        8.3%        7.4%        6.3%         6.4%          5.9%      6.1%
Management Fees / Average AUM:
    As reported                            0.34        0.31        0.39        0.42         0.42          0.45      0.44
    Excluding PHL General Account          0.40        0.34        0.45        0.47         0.47          0.50      0.49
Adjusted EBITDA Margin                     37.5        30.9        33.4        35.3         34.8          37.1      36.4
Note: Average AUM/(4)/                  $34,348     $45,003     $49,426     $59,134      $56,555       $64,087   $62,900     18.9%


(1) Includes gains and losses on equity investments in PXP limited partnership investments (e.g., Inverness/Phoenix Capital, Windy City CBO Partners, and Greystone Partners).
(2) Includes gains on sale of $6.9 million and $16.6 million in 1997 and 1998, respectively. Includes restructuring charges (due to outsourcing of accounting services) of $0.7 million and $0.4 million in 1997 and 1998, respectively. One-time mutual fund reimbursement of $5.9 million in 1999 was offset by $8.9 million gain on sale and $4.5 million reimbursement insurance income in 2000.
(3)  Adjusted to exclude Seneca minority interest.
(4) AUM calculated based upon period-end average for 1996; thereafter, Company data used.
Source: SEC Filings, Company data.

                                                                PROJECT GRISWOLD

Common Size Income Statement

                                                  Twelve Months Ended December 31,                6 Months Ended June 30,
                                            ---------------------------------------------         -----------------------   -------
                                                                                                                            6/30/00
                                            1996          1997        1998           1999         1999           2000         LTM
                                            ----          ----        ----           ----         ----           ----       -------
REVENUES
 Investment Management Fees                  77.5%        84.1%        87.2%         86.9%         86.9%         86.7%         86.8%
 Mutual Funds - Ancillary Fees               14.4         13.7         11.6          11.6          11.4          11.3          11.5
 Other Income and Fees                        8.1          2.2          1.2           1.6           1.8           2.0           1.7
                                            -----        -----        -----         -----         -----         -----         -----
 Total Revenues                             100.0        100.0        100.0         100.0         100.0         100.0         100.0
                                            -----        -----        -----         -----         -----         -----         -----
EXPENSES
 Employment Expenses                         38.6         44.2         40.8          39.8          41.0          38.6          38.6
 Other Operating Expenses                    23.9         24.5         24.8          23.6          23.0          22.6          23.4
                                            -----        -----        -----         -----         -----         -----         -----
EBITDA                                       37.5         31.3         34.4          36.6          36.0          38.8          38.0
 D&A of leasehold improvements                1.5          1.8          1.7           1.4           1.4           1.2           1.3
 Amortization of deferred commissions         4.0          1.8          0.6           0.6           0.7           0.2           0.3
 Amortization of goodwill                     6.3          8.5         10.0          10.6          10.5           9.6          10.1
                                            -----        -----        -----         -----         -----         -----         -----
Operating Income                             25.8         19.3         22.1          24.1          23.4          27.7          26.3
 Equity in Uncons. Affiliate Earnings (1)     3.5          3.9          1.6           0.3           0.3           0.1           0.2
 Net Interest Expense                         0.3         (2.0)        (5.7)         (5.5)         (5.5)         (5.3)         (5.4)
 Income to Minority Interest                 ----         (0.4)        (1.0)         (1.3)         (1.2)         (1.7)         (1.5)
                                            -----        -----        -----         -----         -----         -----         -----
Pre-Tax Income from Cont. Operations         29.5         20.7         17.0          17.6          17.1          20.8          19.5
 Other Non-Operating Items (2)               (0.1)        (0.0)         0.5           0.5           0.5           0.5           0.5
 Non-Recurring Items                         ----          3.8          7.3          (2.1)         ----           8.1           2.4
                                            -----        -----        -----         -----         -----         -----         -----
Pre-Tax Income                               29.4         24.5         24.8          16.1          17.6          29.4          22.4
 Income Tax Expense                          11.9          9.8          9.2           6.7           7.7          13.7           9.9
                                            -----        -----        -----         -----         -----         -----         -----
Net Income                                   17.5%        14.7%        15.6%          9.3%          9.9%         15.7%         12.4%
                                            =====        =====        =====         =====         =====         =====         =====

Memo: Adjusted EBITDA (3)                    37.5%        30.9%        33.4%         35.3%         34.8%         37.1%         36.4%

--------------------------------------------------------------------------------

(1) Includes gains and losses on equity investments in PXP limited partnership investments (e.g., Inverness/Phoenix Capital, Windy City CBO Partners, and Greystone Partners).
(2) Includes gains on sale of $6.9 million and $16.6 million in 1997 and 1998, respectively. Includes restructuring charges (due to outsourcing of accounting services) of $0.7 million and $0.4 million in 1997 and 1998, respectively. One-time mutual fund reimbursement of $5.9 million in 1999 was offset by $8.9 million gain on sale and $4.5 million reimbursement insurance income in 2000.
(3) Adjusted to exclude Seneca minority interest.

                                                                PROJECT GRISWOLD

Projected Statement of Operations

                                          --------      ----------------------     --------      --------    --------   ----------
($ in millions, except per share data)      1999           6 Months 2000             2000          2001        2002      1999-02E
                                           Actual        Actual         Plan         Plan          Plan        Plan        CAGR
                                          --------      --------      --------     --------      --------    --------   ----------
REVENUES
   Investment Management Fees             $  249.0      $  143.1      $  143.5     $  292.4      $  312.4    $  347.5      11.8 %
   Mutual Funds - Ancillary Fees              33.2          18.6          17.3         35.2          35.9        39.2       5.7
   Other Income and Fees                       4.5           3.3           2.3          3.6           5.1         5.5       7.0
                                          --------      --------      --------     --------      --------    --------
   Total Revenues                            286.6         165.0         163.1        331.2         353.4       392.2      11.0
                                          --------      --------      --------     --------      --------    --------
EXPENSES
   Employment Expenses                       114.0          63.7          62.5        124.2         134.8       147.6       9.0
   Other Operating Expenses                   67.7          37.4          36.2         71.7          75.3        79.3       5.4
                                          --------      --------      --------     --------      --------    --------
EBITDA                                       104.9          64.0          64.4        135.4         143.4       165.2      16.4
   D&A of Leasehold improvements               3.9           2.0           2.2          4.6           4.2         4.4       3.9
   Amortization of deferred commissions        1.6           0.4           0.5          1.0           0.3         ---        NM
   Amortization of Goodwill                   30.3          15.9          16.0         32.7          34.3        34.3       4.2
                                          --------      --------      --------     --------      --------    --------
Operating Income                              69.1          45.7          45.7         97.1         104.6       126.6      22.4
   Equity in Earnings of Unconsol.
   Affiliates /(1)/                            0.9           0.1           ---          ---           ---         ---        NM
   Net Interest Expense                      (15.8)         (8.7)        (10.0)       (20.0)        (20.1)      (18.0)      4.4
   Income to Minority Interest                (3.7)         (2.8)         (3.1)        (6.3)         (7.2)       (8.4)     31.2
                                          --------      --------      --------     --------      --------    --------
Pre-tax Income from Continuing Operations     50.5          34.3          32.6         70.9          77.2       100.2      25.7
   Non-Recurring Items                        (5.9)         13.4           ---          ---           ---         ---
   Other Non-Operating Items                   1.5           0.8           0.7          1.4           1.4         1.4      (2.0)
                                          --------      --------      --------     --------      --------    --------
Pre-Tax Income                                46.1          48.5          33.3         72.3          78.7       101.7      30.2
   Income Tax Expense                         19.3          22.5          14.3         31.8          34.6        44.5      32.0
                                          --------      --------      --------     --------      --------    --------
Net Income                                $   26.7      $   26.0      $   19.0     $   40.5      $   44.0    $   57.1      28.8
                                          ========      ========      ========     ========      ========    ========
Basic Net Income Per Share                $   0.61      $   0.59      $   0.43     $   0.92      $   1.01    $   1.30      28.8
Diluted Net Income Per Share                  0.55          0.51          0.38         0.80          0.87        1.11      26.7

Memo: Adjusted EBITDA  /(2)/              $  101.2      $   61.2      $   61.3     $  129.1      $  136.2    $  156.9      15.7 %
----------------------------------------------------------------------------------------------------------------------------------
Key Ratios
Revenues from PHL / Total Rev's                6.2 %         5.9 %         5.9 %        6.0 %         6.1 %       6.0 %
Management Fees/ Average AUM:
   As reported                                0.42          0.46          0.45         0.45          0.45        0.45
   Excluding PHL General Account              0.47          0.51            NA         0.50          0.50        0.50
Adjusted EBITDA Margin                        35.3          37.1          37.6         39.0          38.5        40.0
Note: Average AUM /(3)/                   $ 59,134      $ 62,717      $ 63,895     $ 65,700      $ 69,981    $  77,307      9.3 %

(1) Includes gains and losses on equity investments in PXP limited partnership investments (e.g., Inverness/Phoenix Capital, Windy City CBO Partners, and Greystone Partners).
(2)  Excludes Seneca minority interest.
(3)  Projected data based on period end average.
Source: Management 2000 Plan

                                                                PROJECT GRISWOLD

Comparison of Selected Earnings Forecasts

                                                 -------------------------------------------------------------------------
                                                                                                Long-Term
                                                     2000            2001           2002          Growth        2005 /(1)/
                                                 ------------    ------------   ------------   ------------   ------------
     "Street" Estimates

        Putnam, Lovell & Thornton                  $   0.86        $   1.03            na          na                 na
        Barrington Research /(2)/                      0.85            0.98            na        15.0               1.71
        IBES Median                                    0.86            1.01            na        15.0  /(3)/        1.76

     Management 2000 Financial Plan

        As Reported                                $   0.80        $   0.87      $   1.11        14.5% /(4)/    $   1.67
        Adjusted /(5)/                                 0.79            0.85          1.09        14.8  /(4)/        1.65

     Morgan Stanley Estimates                      $   0.78        $   0.83            na        14.0  /(6)/    $   1.40

_________________________________
(1) Based on long-term growth rate.
(2) Research dated 7/25/00, one day after initial offer received from PHL.
(3) Includes only Barrington Research.
(4) Assumes long-term growth rate of Adjusted EBITDA equal to 10.5%, the 2000-2002 growth rate. Fixed expenses held constant.
(5) Adjusted to reflect sale of Duff & Phelps Cleveland, assumed to contribute approximately $2.0 million per annum to operating income.
(6) Estimated by SSB based on conversations with Morgan Stanley, advisor to PHL.

                                                                PROJECT GRISWOLD

Historical Statement of Condition

($ in Millions)                                                                                                      CAGR
                                              ------------------------------------------------------------------- ---------- -------
                                                                                                                   12/31/96  % of
                                              12/31/96      12/31/97     12/31/98      12/31/99      6/30/00      to 6/30/00 Total
ASSETS
Current Assets
   Cash and cash equivalents                  $    22.5     $    21.9    $    29.3     $    42.2    $    43.2      20.5%       6.4%
   Marketable securities, at market                 4.1          12.0         16.3           7.9         13.5      40.9        2.0
   Accounts receivable                             25.7          31.5         35.0          45.7         51.6      22.1        7.7
   Prepaid expenses and other CA                    4.3           2.7          3.0           3.5          3.2      (7.9)       0.5
                                              ---------     ---------    ---------     ---------    ---------                -----
     Total current assets                          56.5          68.1         83.5          99.3        111.5      21.4       16.6
Deferred commissions                               17.7           4.0          2.8           1.2          0.8     (58.4)%      0.1%
Furniture, equipment and leaseholds                 8.4          10.1          8.6          12.5         12.3      11.5        1.8
Intangible assets, net                             55.1         159.7        146.4         202.9        191.5 (1)  42.8       28.5
Goodwill                                          171.7         308.5        300.3         353.7        340.6      21.6       50.6
Long-term investments and other assets             56.3          54.6         22.1          12.2         16.0     (30.2)       2.4
                                              ---------     ---------    ---------     ---------    ---------                -----
Total Assets                                  $   365.7     $   604.9    $   563.7     $   681.7    $   672.6      19.0%     100.0%
                                              =========     =========    =========     =========    =========                =====
LIABILITIES
Current liabilities
   Accounts payable and other accrued liabs.  $     1.0     $     4.3    $    39.7     $    46.0    $    48.0     203.7%       7.1%
   Payables to related parties                     16.2          24.6          3.0           4.7          3.1     (37.9)       0.5
   Broker-dealer payable                            8.5           9.2          9.6          13.2         12.5      11.6        1.9
   Current portion of long-term debt                2.5           8.1          1.0           1.0          1.1     (21.7)       0.2
                                              ---------     ---------    ---------     ---------    ---------                -----
     Total current liabilities                     28.2          46.1         53.2          64.9         64.6      26.7        9.6

Deferred taxes, net                                33.9          66.0         53.4          45.7         43.7       7.6%       6.5%
Long-term debt, net of current portion              ---           2.7          1.7           0.8          0.2 (1)    NM        0.0
Convertible subordinated debentures                 ---           ---         76.4          76.4         76.2        NM       11.3
Credit facilities                                  14.0         185.0        140.0         235.0        210.0     116.8       31.2
Lease obligations and other LT liabs.               7.9           6.6          4.8           3.8          4.5     (14.8)       0.7
                                              ---------     ---------    ---------     ---------    ---------                -----
Total Liabilities                                  83.9         306.4        329.6         426.4        399.2      56.2       59.4

Minority Interest                                   ---           1.0          2.5           4.3          1.1        NM        0.2
Convertible Preferred Stock                        78.5          78.8          ---           ---          ---        NM        0.0
Common Stockholders' Equity                       203.3         218.7        231.6         251.0        272.3       8.7       40.5
                                              ---------     ---------    ---------     ---------    ---------                -----
Total Liabilities and Equity                  $   365.7     $   604.9    $   563.7     $   681.7    $   672.6      19.0%     100.0%
                                              =========     =========    =========     =========    =========                =====

Memo: Tangible Equity, Converted Basis:       $    55.0     $  (170.6)   $  (138.7)    $  (229.2)   $  (183.5)

(1) Excludes $50 million payable to Engemann.
Sources: SEC filings and Company data.

                                                                PROJECT GRISWOLD

PXP Acquisition History

                                                Duff & Phelps
                                                    Corp. (1)                GMG-Seneca       Roger Engemann           Zweig Group

Announcement Date                               June 13, 1995         February 27, 1997         June 9, 1997       December 16, 1998
Effective Date                               November 1, 1995             July 17, 1997    September 3, 1997           March 1, 1999
------------------------------------------------------------------------------------------------------------------------------------
Transaction Values (in millions):

   Enterprise Value                                       ---               $   54                $  180 /(2)/            $ 135
   % Purchased                                            100 %                 75 %                 100 %                  100 %
   Earn-out:

     Amount                                               ---               $    4 /(2)/          $   66 /(3)/            $  29
     Term (year)                                          ---                    2 /(4)/             3-5                     3
     Basis                                                 NM       Account Retention     Management fee          Management fee
                                                                                          revenue targets        revenue targets
   Enterprise Value with PV of Earn-out /(5)/             ---               $   57                $  213                  $ 157
------------------------------------------------------------------------------------------------------------------------------------
Valuation Multiples /(6)/
   AUM                                                    ---                  1.4 %                 3.5 %                  3.0 %
   Revenues                                               ---                  3.2 x                 4.3 x                  3.4 x
   EBITDA                                                 ---                  9.9                   9.8                    7.6
Valuation Multiples Adjusted for Earn-out /(5)/
   AUM                                                    ---                  1.5 %                 4.1 %                  3.5 %
   Revenues                                               ---                  3.3 x                 5.0 x                  3.9 x
   EBITDA                                                 ---                 10.5                  11.6                    8.9
------------------------------------------------------------------------------------------------------------------------------------
AUM at close of acquisition($b)                        $ 14.8               $  4.2                 $ 6.3                  $ 2.8

   % Open-End Fund                                        0.9 %                0.0                  15.4 %                 39.6 %
   % Closed-End Fund                                     20.6                  0.0                   0.0                   51.2
   % Separate Acct.                                      78.5                100.0                  84.6                    9.2

   Equity                                                10.3 %               43.0 %                98.8 %                 57.1 %
   Fixed Income                                          48.7                 57.0                   0.0                   29.0
   Balanced                                              41.0                  0.0                   1.2 %                 13.9
------------------------------------------------------------------------------------------------------------------------------------
Source: Company data and SEC Filings

(1) Reverse merger in which Duff & Phelps shareholders retained 40% of Newco.
(2) Accrues interest at 6.125% per annum.
(3) First payable on September 3rd, 2000 for $50 million; may be deferred for up to 2 years at 15% interest, less any performance loss.
(4) Payment occurred January 1, 1999.
(5) Discounted earn-out payments at 15% per year.
(6) Based on payment at closing and most recent fiscal year prior to announcement.

                                                                PROJECT GRISWOLD

PXP Ownership Summary - 6/30/00

   (shares in thousands)

                                                    Outstanding                    Diluted /(1)/              Fully Converted
                                             -------------------------      -------------------------    -------------------------
                                                             Percent                        Percent                      Percent
   Owner                                      Shares        Ownership        Shares        Ownership      Shares        Ownership
   Institutional Holders/(2)/
     Wanger Asset Management, L.P.             3,857            8.7%          3,857            6.6%        3,857            6.2%
     Dimensional FD Advisors, Inc.             2,234            5.0           2,234            3.8         2,234            3.6
     Tweedy, Browne Company, L.L.C.            2,135            4.8           2,135            3.7         2,135            3.4
     I. G. Investment Mgmt, Ltd.               1,000            2.3           1,000            1.7         1,000            1.6
     Royce & Associates, Inc.                    924            2.1             924            1.6           924            1.5
     Keeley Asset Management                     541            1.2             541            0.9           541            0.9
     Rothschild Asset Mgmt, Inc.                 368            0.8             368            0.6           368            0.6
     Vanguard Group                              354            0.8             354            0.6           354            0.6
     State Str Bk & Trust Co Boston              304            0.7             304            0.5           304            0.5
     College Retire Equities                     277            0.6             277            0.5           277            0.4
     Mellon Private Asset Mgmt                   265            0.6             265            0.5           265            0.4
     Barclays Bank Plc                           255            0.6             255            0.4           255            0.4
     Scudder Kemper Invts, Inc.                  250            0.6             250            0.4           250            0.4
     General Motors Invt Mgmt Corp.              140            0.3             140            0.2           140            0.2
     Northern Trust Company                      138            0.3             138            0.2           138            0.2
     Lyon Str Asset Mgmt Co                      130            0.3             130            0.2           130            0.2
     Fuller & Thaler Asset Mgmt Inc.              99            0.2              99            0.2            99            0.2
     Taunus Corporation                           96            0.2              96            0.2            96            0.2
     Charles Schwab Investment Mgmt               83            0.2              83            0.1            83            0.1
     California State Teach Retire                80            0.2              80            0.1            80            0.1
     Other Institutional Shareholders            794            1.8           5,940/(3)/      10.2         5,940/(3)/       9.6
   ------------------------------------------------------------------------------------------------------------------------------
   Total Institutional Shareholders           14,321           32.3          19,466           33.5%       19,466           31.3%

   Retail and Other Owners                     1,863            4.2           1,863            3.2         1,863            3.0

   Insiders/(4)/                               1,797            4.0           5,958/(5)/      10.3        10,059/(5)/      16.2
   ------------------------------------------------------------------------------------------------------------------------------
   Sub-Total                                  17,981           40.5          27,287           47.0        31,388           50.5

   Phoenix Home Life                          26,400           59.5          30,754           53.0        30,754           49.5
   ==============================================================================================================================
   Total                                      44,381          100.0%         58,041          100.0%       62,142          100.0%

   (1) Based on the final offer price of $15.75 and uses the treasury method.
   (2) Source: CDA/Spectrum as of July 24, 2000
   (3) Includes $41.4 million of convertible subordinated debentures not held by Phoenix Home Life, which are convertible into 5.1 million shares at an effective exercise price of $8.04.
   (4) Source:Proxy statement dated May 11, 2000.
   (5) Based on 8.3 million stock options held by management with an average exercise price of $7.75 and debenture options with an average exercise price of $10.01.

                                                                PROJECT GRISWOLD

Price Volume Graph

WEEKLY DATA:  11/1/95 TO 9/8/00


                                 [LINE GRAPH]


______________
(a) May 15, 1996: Company announced plans to exit research, investment banking and financial advisory business to re-focus on the retail and institutional lines of asset management.

(b)  February 27, 1997: Announced purchase of Seneca.

(c)  June 9, 1997: Announced purchase of Roger Engemann and Associates.

(d)  September 6, 1998: Sale of Beutel Goodman.

(e)  December 16, 1998: Announced purchase of Zweig.

(f) May 15, 2000: Unicredito Italiano Group announces intention to purchase Pioneer Group.

(g) July 24, 2000: Phoenix Home Life makes initial offer to acquire the remaining outstanding shares of PXP.


                7/24         9/08
              -------     -------
Price:        $ 10.81     $ 14.50

Equity Value  $   624     $   836
Public Float      231         309

Valuation Multiples: (a)
AUM               1.4%        1.7%
Revenues          2.7x        3.5x
EBITDA            7.2         9.2

Pretax Inc.       9.2        12.7
Op. CF            7.7        10.6
Earnings:
   LTM           14.5x       20.0x
   2000E (b)     14.1        19.4
   2001E (b)     13.0%       17.9%

   Div. Yield     3.0%        2.2%

N.B. Share count on a diluted basis using the treasury stock method.

(a) LTM Revenue and EBITDA adjusted for minority interest. Net debt adjusted for Pasadena contingent payment.

(b)  Source: PXP Management.

                                                                PROJECT GRISWOLD


Price Volume Graph (Daily)

DAILY DATA: 1/1/2000 TO 9/8/00

                                 [LINE  GRAPH]

(a) May 15, 2000: Unicredito Italiano Group announces intention to purchase Pioneer Group.

(b) July 24, 2000: Phoenix Home Life makes initial offer to acquire the remaining outstanding shares of PXP.



                 7/24           9/08
               -------        -------
Price:         $10.81         $ 14.50

Equity Value   $  624         $   836
Public Float      231             309

Valuation Multiples: (a)
AUM               1.4             1.7
Revenues          2.7x            3.5x
EBITDA            7.2             9.2

Pretax Inc.       9.2            12.7
Op. CF            7.7            10.6
Earnings:
   LTM           14.5x           20.0x
   2000E (b)     14.1            19.4
   2001E (b)     13.0            17.9

   Div. Yield     3.0             2.2

N.B. Share count on a diluted basis using the treasury stock method.

(a) LTM Revenue and EBITDA adjusted for minority interest. Net debt adjusted for Pasadena contingent payment.

(b)  Source: PXP Management.

                                                                PROJECT GRISWOLD

3   COMPARISON WITH PEERS

                                                                PROJECT GRISWOLD

Selected Comparable Company Analysis: AUM

($ in Millions)
                                                              Assets Under Management                  FYE        As % of AUM (1):
                                                    ----------------------------------------------               -------------------
                                                       Client Type              Asset Type         3 Yr. CAGR    Total  Adv.
                                                    ----------------------------------------------
                                              AUM    Retail   Inst'l  Equity    FI   Dom.    Int'l     AUM       Rev.   Rev.   EBT
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners       (2)    $ 60,832    47.7%    52.3%   57.6%   42.4%  99.0%   1.0%    24.3%       0.52%  0.45%  0.11%
------------------------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.            89,300     9.0     91.0    65.0    35.0    73.0   27.0    62.7        0.57   0.57   0.10
AMVESCAP PLC                              389,000    61.0     39.0    66.0    34.0    61.0   39.0    55.8        0.54   0.54   0.13
BlackRock Inc.                            177,337    37.0     63.0    13.2    86.8    98.0    2.0    25.8        0.24   0.23   0.07
Eaton Vance Corporation                    44,300    63.0     37.0    48.0    52.0   100.0   ----    33.2        0.89   0.46   0.56
Federated Investors, Inc.                 125,809    83.0     17.0    17.9    82.1    97.0    3.0    18.6        0.50   0.28   0.18
Franklin Resources, Inc.                  229,900    73.0     27.0    66.6    33.4    30.0   70.0    12.9        1.01   0.61   0.32
Gabelli Asset Management Inc.              22,997    54.0     46.0    91.3     8.7   100.0   ----    32.1        0.91   0.75   0.38
John Nuveen                                60,299    65.4     34.6    25.1    74.9   100.0   ----    21.7        0.58   0.51   0.28
Neuberger Berman Inc.                      54,406    31.4     68.6    79.0    21.0   100.0   ----      na        1.08   0.70   0.38
Stilwell Financial                        313,000    75.0     25.0    95.0     5.0    75.0   25.0    72.3        0.58   0.47   0.26
T. Rowe Price Associates, Inc.            179,000    62.5     37.5    77.8    22.2    78.1   21.9    21.7        0.65   0.49   0.25
Waddell & Reed Financial Inc.              39,751    84.9     15.1    74.7    25.3    92.5    7.5    25.1        1.13   0.57   0.50


ALL COMPANIES (2)
------------------------------------------------------------------------------------------------------------------------------------
Mean                                                 58.3%    41.7%   60.0%   40.0%   83.7%  16.3%   34.7%       0.72%  0.51%  0.50%

Median                                               62.8     37.2    66.3    33.7    94.7    5.3    25.8        0.62   0.52   0.27
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP COMPANIES (2) (3)
------------------------------------------------------------------------------------------------------------------------------------
Mean                                                 55.3%    44.7%   60.8%   39.2%   93.1%   6.9%   34.9%       0.82%  0.57%  0.50%

Median                                               63.0     37.0    65.0    35.0   100.0    ---    32.1        0.89   0.57   0.38
------------------------------------------------------------------------------------------------------------------------------------

N.B. Financial data as of or for the twelve months ended June 30, 2000.

(1)  Based on period end AUM.
(2) PXP has been excluded from the mean and median calculations. Revenues, Advisory Revenues and EBT as a % of AUM include Seneca minority interest.
(3) Includes companies with less than $2 billion in market capitalization (AMG, GBL, EV, JNC and WDR).

                                                                PROJECT GRISWOLD

Selected Comparable Company Analysis: Profitability Statistics

      ($ in Millions)



                                                                                    LTM Profitability Statistics
                                                                                  --------------------------------
                                                                                        Comp.
                                            Last Twelve Month Performance:        Adv./ Exp./        Margin (%):    FYE - 3 Yr. CAGR
                                      ------------------------------------------                ------------------  ----------------
                                      Total  Advisory            Net    Op. Cash  Total Total                  Net             Net
                                      Rev.     Rev.    EBITDA    Inc.   Flow (1)   Rev.  Rev.   EBITDA   EBT   Inc.    Rev.  Income
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners     (2) $  303.6 $  262.0 $  115.0 $   41.8 $   78.7  86.3%  38.6%  37.9%   21.8%  13.8%  23.4%    4.1%
------------------------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.     $  513.1 $  513.1 $  115.1 $   49.8 $   78.7 100.0%  44.0%  22.4%   17.2%   9.7% 105.0%     nm
AMVESCAP PLC                    (3)  2,086.0  2,086.0    811.2    259.7    522.9 100.0   ----   38.9    24.2   12.5   63.3    39.5%
BlackRock Inc.                         421.5    402.1    145.4     73.5     92.1  95.4   35.9   34.5    30.2   17.4   37.5    87.9
Eaton Vance Corporation                396.2    203.5    242.2    153.6    236.0  51.4   17.6   61.1    63.2   38.8   24.1    37.8
Federated Investors, Inc.              627.1    355.4    259.5    141.1    211.8  56.7   25.4   41.4    35.2   22.5   22.4   108.9
Franklin Resources, Inc.             2,321.1  1,392.2    781.7    553.9    754.0  60.0   22.6   33.7    31.4   23.9   14.2    14.3
Gabelli Asset Management Inc.          208.8    171.7     83.7     49.8     50.5  82.2   40.6   40.1    41.6   23.8     na      na
John Nuveen                            350.7    305.2    168.8    102.4    118.4  87.0   27.7   48.1    48.6   29.2   16.6    10.3
Neuberger Berman Inc.           (4)    586.1    378.7    218.9     69.7     79.9  64.6   46.1   37.3    35.6   11.9     na      na
Stilwell Financial                   1,804.9  1,483.5    862.5    483.3    539.5  82.2   23.8   47.8    44.8   26.8   35.7    38.4
T. Rowe Price Associates, Inc.       1,161.8    879.7    512.2    276.7    313.5  75.7   30.2   44.1    37.9   23.8   20.9    34.5
Waddell & Reed Financial Inc.          449.0    227.7    215.7    121.4    128.3  50.7   12.2   48.0    44.0   27.0   17.3    13.0

ALL COMPANIES (2)
------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                              75.5%  27.2%  41.5%   37.8%  22.3%  35.7%   42.7%

Median                                                                            79.0   26.6   40.7    36.8   23.8   23.2    37.8
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP COMPANIES (2)(5)
------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                              74.3%  28.4%  44.0%   42.9%  25.7%  40.7%   20.4%

Median                                                                            82.2   27.7   48.0    44.0   27.0   20.7    13.0
------------------------------------------------------------------------------------------------------------------------------------

N.B. Financial data as of or for the twelve months ended June 30, 2000.
(1) Operating Cash Flow equals net income plus depreciation and amortization.
(2) PXP has been excluded from the mean and median calculations. Income Statement data adjusted for Seneca minority interest and interest on convertible debt.
(3) Financial data is adjusted to reflect US GAAP.
(4) Revenue CAGR for Neuberger Berman is only available for 1 year.
(5) Includes companies with less than $2 billion in market capitalization (AMG, GBL, EV, JNC and WDR).

                                                                PROJECT GRISWOLD

Summary Operating Statistics

($ in Millions)

                                               Total Revenue as a % of AUM (1)     Advisory Revenue as a % of AUM (1)
                                              ---------------------------------   ------------------------------------
                                                1997        1998        1999          1997        1998        1999
                                              --------    --------    --------      --------    --------    --------
----------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners
   As Reported                                  0.37%       0.45%       0.48%         0.31%       0.39%       0.42%
   Excluding PHL General Account                0.41        0.52        0.55          0.34        0.45        0.47
----------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.                 0.21        0.39        0.52          0.21        0.38        0.52
AMVESCAP PLC                                    0.46        0.50        0.49          0.46        0.49        0.49
BlackRock Inc.                                  0.21        0.27        0.23          0.18        0.25        0.22
Eaton Vance Corporation                         0.89        0.96        0.89          0.51        0.59        0.46
Federated Investors, Inc.                       0.44        0.47        0.49          0.37        0.45        0.27
Franklin Resources, Inc.                        1.09        1.16        0.99          0.62        0.63        0.59
Gabelli Asset Management Inc.                   0.89        0.88        0.85          0.73        0.77        0.69
John Nuveen                                     0.54        0.56        0.58          0.45        0.49        0.51
Neuberger Berman Inc.                           0.93        1.04        1.04          0.61        0.68        0.67
Stilwell Financial                              0.68        0.59        0.47          0.54        0.48        0.39
T. Rowe Price Associates, Inc.                  0.61        0.60        0.60          0.47        0.46        0.46
Waddell & Reed Financial Inc.                   1.08        1.04        0.97          0.50        0.50        0.49

ALL COMPANIES (2)
----------------------------------------------------------------------------------------------------------------------
Mean                                            0.67        0.70        0.68          0.47        0.51        0.48
----------------------------------------------------------------------------------------------------------------------
SMALL CAP COMPANIES (2)(3)
----------------------------------------------------------------------------------------------------------------------
Mean                                            0.72        0.76        0.76          0.48        0.55        0.54
----------------------------------------------------------------------------------------------------------------------

N.B. Financial data as of or for the twelve months ended June 30, 2000.

(1) Based on period end AUM except PXP which uses average AUM.
(2) Mean excludes PXP.
(3) Includes companies with less than $2 billion in market capitalization (AMG, GBL, EV, JNC and WDR).

                                                                PROJECT GRISWOLD

                                                    EBITDA Margin                                 EBT Margin
                                     ------------------------------------------   ------------------------------------------
                                         1997           1998           1999           1997           1998           1999
                                     ------------   ------------   ------------   ------------   ------------   ------------
----------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners (1)           30.9%          33.4%          35.3%          20.7%          17.0%          17.6%
----------------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.           33.5           47.8           22.0            3.1           17.7           16.8
AMVESCAP PLC                              39.8           33.1           39.2           24.8           21.4           22.3
BlackRock Inc.                            35.9           28.7           34.2           22.2           22.1           28.8
Eaton Vance Corporation                   60.0           46.4           61.1           32.8           22.3           63.2
Federated Investors, Inc.                 35.4           43.9           41.2           20.3           27.9           34.8
Franklin Resources, Inc.                  32.7           31.5           32.4           27.3           25.0           30.5
Gabelli Asset Management Inc.             36.6           40.4           38.6           33.6           35.9           43.3
John Nuveen                               50.8           50.2           47.4           45.4           44.8           47.4
Neuberger Berman Inc.                     44.4           46.2           42.0           44.4           44.7           40.1
Stilwell Financial                        43.8           44.3           46.6           42.3           42.6           44.1
T. Rowe Price Associates, Inc.            57.5           57.4           43.8           31.0           31.7           37.6
Waddell & Reed Financial Inc.             51.6           51.7           48.1           45.5           46.8           43.5

ALL COMPANIES (2)
----------------------------------------------------------------------------------------------------------------------------
Mean                                      43.5           43.5           41.4           31.1           31.9           37.7
----------------------------------------------------------------------------------------------------------------------------

SMALL CAP COMPANIES (2)(3)
----------------------------------------------------------------------------------------------------------------------------
Mean                                      46.5           47.3           43.4           32.1           33.5           42.8
----------------------------------------------------------------------------------------------------------------------------

N.B. Financial data as of or for the twelve months ended June 30, 2000.

(1) PXP's financial information has been adjusted for Seneca minority interest.
(2) Mean excludes PXP.
(3) Includes companies with less than $2 billion in market capitalization (AMG, GBL, EV, JNC and WDR).

                                                                PROJECT GRISWOLD
Summary Operating Statistics (continued)


                                            EBT as a % of AUM (1)                         Comp. Expense to Total Revenue
                                  --------------------------------------------    -------------------------------------------------
                                        1997           1998            1999             1997            1998               1999
                                  --------------  ---------------  -----------    -------------  ------------------  --------------

------------------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners             0.08%          0.08%           0.09%            44.2%                40.8%         39.8%
------------------------------------------------------------------------------------------------------------------------------------
Affiliated Managers Group, Inc.         0.01           0.07            0.09             43.1                 36.4          44.0
AMVESCAP PLC                            0.11           0.11            0.11             ----                 ----          ----
BlackRock Inc.                          0.05           0.06            0.07             38.0                 44.0          35.3
Eaton Vance Corporation                 0.29           0.21            0.56             22.5                 23.2          17.6
Federated Investors, Inc.               0.09           0.13            0.17             34.5                 28.1          25.7
Franklin Resources, Inc.                0.30           0.29            0.30             20.0                 21.6          22.3
Gabelli Asset Management Inc.           0.30           0.31            0.37             47.4                 43.3          41.0
John Nuveen                             0.25           0.25            0.28             28.7                 28.9          27.8
Neuberger Berman Inc.                   0.41           0.46            0.42             38.7                 37.2          41.3
Stilwell Financial                      0.29           0.25            0.21             24.3                 25.0          25.0
T. Rowe Price Associates, Inc.          0.19           0.19            0.22             33.6                 34.3          30.8
Waddell & Reed Financial Inc.           0.49           0.49            0.42             10.5                 10.9          12.4

ALL COMPANIES (2)
------------------------------------------------------------------------------------------------------------------------------------
Mean                                    0.23           0.24            0.27             28.5                 27.8          26.9
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP COMPANIES (2)(3)
Mean                                    0.27           0.27            0.34             30.5                 28.6          28.6
------------------------------------------------------------------------------------------------------------------------------------

N.B. Financial data as of or for the twelve months ended June 30, 2000.
(1) Based on period end AUM except PXP which uses average AUM.
(2) Mean excludes PXP.
(3) Includes companies with less than $2 billion in market capitalization (AMG, GBL, EV, JNC and WDR).

                                                                PROJECT GRISWOLD

Selected Comparable Company Analysis:
Market Statistics

($ in Millions, except per share data)


                                                                                    Firm Value as a Multiple of:
                                                                                  ---------------------------------
                                      Stock Price  As % of 52-Wk  Mkt.      Firm    as % of   LQA             LTM
                                                 ----------------                                     ----------------------
                                        9/8/00   High     Low     Cap.     Value(1)   AUM    EBITDA   Rev.   EBITDA    EBIT
----------------------------------------------------------------------------------------------------------------------------
   Phoenix Investment Partners      (4) $14.50    95%    230%      $836    $1,055     1.7%     8.2x   3.5x     9.2x    13.5x
----------------------------------------------------------------------------------------------------------------------------
   Affiliated Managers Group, Inc.      $58.00    97%    264%    $1,283    $1,485     1.7%     7.5x   2.9x    12.9x    17.1x
   AMVESCAP PLC                     (5)  97.88    84     272     12,725    13,336     3.4     15.2    6.4     16.4     24.3
   BlackRock Inc.                        37.00    87     296      2,363     2,246     1.3     15.2    5.3     15.5     17.7
   Eaton Vance Corporation               50.06    91     183      1,769     1,743     3.9      6.6    4.4      7.2      7.3
   Federated Investors, Inc.             22.63    82     221      2,680     2,966     2.4      8.6    4.7     11.4     12.1
   Franklin Resources, Inc.              39.88    98     162      9,711     8,935     3.9     11.2    3.8     11.4     13.4
   Gabelli Asset Management Inc.         28.88    95     204        854       815     3.5      8.4    3.9      9.7      9.8
   John Nuveen                           47.63   101     142      1,487     1,505     2.5      9.1    4.3      8.9      9.6
   Neuberger Berman Inc.                 61.13    99     259      3,015     3,120     5.7      7.0    5.3     14.3     14.9
   Stilwell Financial                    51.81    99     141     11,635    11,276     3.6      9.4    6.2     13.1     14.0
   T. Rowe Price Associates, Inc.        46.88    98     181      5,657     5,240     2.9     12.7    4.5     10.2     11.0
   Waddell & Reed Financial Inc.         37.13    94     276      1,555     1,474     3.7      5.9    3.3      6.8      7.1

   ALL COMPANIES (4)
----------------------------------------------------------------------------------------------------------------------------
   Mean                                                                               3.2%     9.8x   4.6x    11.5x    13.2x
   Median                                                                             3.5      8.9    4.5     11.4     12.7
----------------------------------------------------------------------------------------------------------------------------

   SMALL CAP COMPANIES (4) (6)
----------------------------------------------------------------------------------------------------------------------------
   Mean                                                                               3.1%     7.5x   3.8x     9.1x    10.2x
   Median                                                                             3.5      7.5    3.9      8.9      9.6
----------------------------------------------------------------------------------------------------------------------------

                                        Market Cap. as a Multiple of:                                  IBES
                                -----------------------------------------------------
                                     LTM       LTM     Op. Cash      12 Mos.          Calendar:       Growth
                                                                                 -------------------
                                   Pre-Tax   Net.Inc.   Flow(2)    Fwd. EE (3)   00EE (3)  01EE (3)    Rate
--------------------------------------------------------------------------------------------------------------
   Phoenix Investment Partners     12.7x       20.0x     10.6x       18.3x        19.4x     17.9x      15.0%
--------------------------------------------------------------------------------------------------------------
   Affiliated Managers Group, In   14.6x   c.  25.7x     16.4x       13.6x        15.2x     13.2x      22.5%
   AMVESCAP PLC                    25.2        49.0      24.3        24.5         27.6      23.6       20.0
   BlackRock Inc.                  18.6        32.2      25.7        24.9         28.5      23.9       16.0
   Eaton Vance Corporation          7.1        11.5       7.5        14.6         15.9      14.2       20.0
   Federated Investors, Inc.       12.1        19.0      12.7        16.7         18.5      16.1       16.0
   Franklin Resources, Inc.        13.3        17.5      12.9        15.6         17.0      15.2       15.0
   Gabelli Asset Management Inc.    9.8        17.2      16.9        13.6         15.0      13.1       15.0
   John Nuveen                      8.7        14.5      12.6        14.0         14.9      13.7       10.0
   Neuberger Berman Inc.           14.4        43.3      37.8        19.6         21.4      19.1       12.5
   Stilwell Financial              14.4        24.1      21.6        17.1         19.7      16.3       17.0
   T. Rowe Price Associates, Inc   12.8        20.4      18.0        20.3         21.4      20.0       15.0
   Waddell & Reed Financial Inc.    7.9        12.8      12.1        20.7         22.6      20.1       15.0

   ALL COMPANIES (4)
--------------------------------------------------------------------------------------------------------------
   Mean                            13.3x       23.9x     18.2x       17.9x        19.8x     17.4x      16.2%
   Median                          13.1        19.7      16.7        16.9         19.1      16.2       15.5
--------------------------------------------------------------------------------------------------------------

   SMALL CAP COMPANIES (4) (6)
--------------------------------------------------------------------------------------------------------------
   Mean                             9.6x       16.4x     13.1x       15.3x        16.7x     14.9x      16.5%
   Median                           8.7        14.5      12.6        14.0         15.2      13.7       15.0
--------------------------------------------------------------------------------------------------------------


N.B. Financial data as of or for the twelve months ended June 30, 2000.

(1) Represents market capitalization plus long-term debt and minority interest less cash and cash equivalents.
(2) Represents Net Income plus Depreciation and Amortization.
(3) Based on IBES median estimates except for PXP which uses management estimates.
(4) PXP has been excluded from the mean and median calculations. PXP's financial information has been adjusted for Seneca minority interest, interest on convertible debt and Engemann liability.
(5) Market data represents that of the American Depository Shares (which each represent 5 ordinary shares). Financial data is adjusted to reflect US GAAP.
(6) Includes companies with less than $2 billion in market capitalization (AMG, GBL, EV, JNC and WDR).

                                                                PROJECT GRISWOLD

Price Performance

          WEEKLY DATA: 11/15/95 TO 9/8/00

                                    [GRAPH]




____PXP    _____ Small Cap Managers    _____ All Asset Managers   ____ SPX

RETURN MATRIX
                                                       Return through 7/24
                            ---------------------------------------------------------------------------------
                             Since 11/15/95 /(1)/       3 Years/(1)/     1 Year      YTD    3 Month   1 Month    Since 7/24
                            ---------------------      -------------    --------   -------- -------- ---------  ------------
PXP                                19.5%                  24.4%           67.4%      89.3%    60.4%      2.2%       5.2%/(2)/
Small Cap Managers/(3)/            19.6                   24.3            57.8       54.3     25.3      (5.3)      13.6
All Asset Managers/(4)/            24.7                   18.4            58.5       65.3     30.4       9.7       13.0
S&P 500                            21.1                   17.2            10.9        2.7      1.8       2.2        2.1

(1) Annualized returns.
(2) Excludes increase of $3.07 per share on 7/25/00.
(3) Small Cap Managers Index includes AMG, GBL, EV, JNC, and WDR.
(4) All Asset Managers Index includes AMG, AVZ, BLK, EV, FII, BEN, GBL, JNC, NEU, TROW and WDR.

                                                                PROJECT GRISWOLD

4   VALUATION CONSIDERATIONS

                                                                PROJECT GRISWOLD

Analysis of Premium to Market

------------------------------------------------------------------------------------------------------------------------------------
Premium Analysis                                                                                      Premium to
                                                                                  --------------------------------------------------
                                                                                         Initial Offer              Final Offer
                                                                                   ----------------------      ---------------------
                                                                  Benchmark              $  12.50                    $   15.75
------------------------------------------------------------------------------------------------------------------------------------
   Normalized Price                                          $       12.29     (a)            nm                         28.2 %

   LTM high prior to initial offer                                   12.06                   3.6 %                       30.6
-----------------------------------------------------------------------------------------------------------------------------------
   Day prior to initial offer (7/24)                                 10.81                  15.6                         45.7
-----------------------------------------------------------------------------------------------------------------------------------
   One week prior to initial offer (7/17)                            11.25                  11.1                         40.0

   Average during last week                                          11.04                  13.2                         42.6
-----------------------------------------------------------------------------------------------------------------------------------
   Four weeks prior to initial offer (6/26)                           9.69                  29.0                         62.6

   Average during four weeks                                         10.86                  15.1                         45.0
-----------------------------------------------------------------------------------------------------------------------------------
   Three months prior to initial offer (4/24)                         7.94                  57.5                         98.4

   Average during three months                                        9.49                  31.7                         65.9
-----------------------------------------------------------------------------------------------------------------------------------
   LTM low prior to initial offer (2/2)                               6.38                  96.1                        147.1

(a) Based on increase in Small Cap Managers Index since July 24, 2000.

                                                                PROJECT GRISWOLD

Implied Valuation Summary

($ in Millions, Except Per Share Data)
                                                                           ---------
                                                                            Initial
                                                                             Offer
                                                                           ---------
Valuation Methodology                               $ 10.75  $11.75  $12.75 $ 13.75   $ 14.75
                                                     -------------------------------------------------
COMPARABLE COMPANIES ANALYSIS
   Small Companies                                                    $12.08 - $13.50
       All Metrics
       Prospective Metrics                             $10.80-$12.07
   All Companies
       All Metrics
       Prospective Metrics                                                        $13.28 - $14.81

GOING PRIVATE PREMIUMS (1992 to Present)                         $11.77 - $13.49
       Financial Institutions
       All Cash Transactions                                        $12.09 - $13.74

GOING PRIVATE PREMIUMS (1999 to Present)                                                $14.17 - $15.72
       Financial Institutions
       All Cash Transactions                                           $13.62    $14.17

DISCOUNTED CASH FLOW ANALYSIS/(1)(2)/

PRIVATE MARKET ANALYSIS
                                  Reference Data
                              ---------------------------
Transaction Metrics           Reported Adjusted/(1)(3)/   $ 10.75    $11.75  $12.75  $  13.75  $  14.75
                              --------------------------------------------------------------------------
  Diluted Market Cap.         $  607.3      N/A           $603.4    $665.6  $727.7  $  789.9  $  852.0

  Implied Firm Value (4)         825.5      N/A            821.6     883.7   945.9   1,008.0   1,070.1

  Premium to Market as
  of July 24                  $  10.81      N/A             (0.6)%     8.7%   17.9%     27.2%     36.4%
   1 week prior                  11.25      N/A             (4.4)      4.4    13.3      22.2      31.1
   4 weeks prior                  9.69      N/A             11.0      21.3    31.6      41.9      52.3

  Valuation Metrics
   Firm Value Multiples
     As % of AUM              $ 60,832                       1.4%      1.5 %   1.6%      1.7%      1.8%
     LTM Revenues                315.7   $303.6              2.7x      2.9 x   3.1x      3.3x      3.5x
     LTM EBITDA                  119.9    115.0              7.1       7.7     8.2       8.8       9.3
     LQA EBITDA                  128.5    122.5              6.7       7.2     7.7       8.2       8.7
   Equity Value Multiples
     LTM Pre-tax Earnings     $   61.5   $ 66.1              9.1 x    10.1 x  11.0x     11.9x     12.9x
     LTM Net Income               39.3     41.8             14.4      15.9    17.4      18.9      20.4
     LTM Cash Flow (5)            76.2     78.7              7.7       8.5     9.2      10.0      10.8
     2000E Earnings (1)           40.5     43.1             14.0      15.5    16.9      18.3      19.8
     2001E Earnings (1)           44.0     46.6             12.9      14.3    15.6      16.9      18.3


                                       ----------
                                          Final
                                          Offer
                                       ----------
Valuation Methodology                   $ 15.75    $16.75    $17.75    $18.75   $19.75
                                      -------------------------------------------------
COMPARABLE COMPANIES ANALYSIS
   Small Companies
       All Metrics
       Prospective Metrics
   All Companies
       All Metrics                         $15.64 - $17.44
       Prospective Metrics

GOING PRIVATE PREMIUMS (1992 to Present)
       Financial Institutions
       All Cash Transactions

GOING PRIVATE PREMIUMS (1999 to Present)
       Financial Institutions
       All Cash Transactions

DISCOUNTED CASH FLOW ANALYSIS/(1)(2)/                    $15.85 - $21.23

PRIVATE MARKET ANALYSIS                                           $18.33 - $20.45


Transaction Metrics                      $   15.75  $  16.75 $  17.75    $18.75  $  19.75
                                         -----------------------------------------------
  Diluted Market Cap.                    $  914.1   $ 976.3 $1,038.4  $1,100.6  $1,162.7

  Implied Firm Value (4)                  1,132.3   1,194.4  1,256.6   1,318.7   1,380.9

  Premium to Market as
  of July 24                                 45.7%     54.9%    64.2%     73.4%     82.7%
   1 week prior                              40.0      48.9     57.8      66.7      75.6
   4 weeks prior                             62.6      72.9     83.2      93.5     103.9

  Valuation Metrics
   Firm Value Multiples
     As % of AUM                              1.9%      2.0%    21.1%      2.2%      2.3%
     LTM Revenues                             3.7x      3.9x     4.1x      4.3x      4.5x
     LTM EBITDA                               9.8      10.4     10.9      11.5      12.0
     LQA EBITDA                               9.2       9.8     10.3      10.8      11.3
   Equity Value Multiples
     LTM Pre-tax Earnings                    13.8x     14.8x    15.7x     16.6x     17.6x
     LTM Net Income                          21.8      23.3     24.8      26.3      27.8
     LTM Cash Flow (5)                       11.6      12.4     13.2      14.0      14.8
     2000E Earnings (1)                      21.2      22.7     24.1      25.6      27.0
     2001E Earnings (1)                      19.6      20.9     22.3      23.6      24.9
-----------------------------------------------------------------------------------------

(1)  Based on PXP 2000 Financial Plan.

(2) Assuming 13% to 15% range of discount rates used by SSB Research, value range would be $15.18 to $20.35.

(3) Adjusted for Seneca minority interest, interest on convertible debt and Engemann liability.

(4)  Adjusted for net debt.

(5)  Net income plus depreciation and amortization.

                                                                PROJECT GRISWOLD

Valuation Summary Implied Median Multiples

                               REFERENCE DATA (a)                         ALL COMPANIES                         SMALL CAP COMPANIES
                               ------------------                         -------------                         -------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Implied Equity
(Dollars in millions)         Reported Adjusted (b)     Median Valuation (c)        Valuation Range           Median Valuation (c)
------------------------------------------------------------------------------------------------------------------------------------
PUBLIC MARKET ANALYSIS -
   ALL METRICS (d)
Firm Value/ LTM Revenues         $ 315.7  $  303.6        4.2 x  ---   4.7 x    $ 1,066.8  ---    $1,202.0      3.7 x ---   4.1 x
Firm Value/ LQA EBITDA             128.5     122.5        8.4    ---   9.3          812.5  ---       921.0      7.1   ---   7.9
Firm Value/ LTM EBITDA             119.9     115.0       10.9    ---  12.0        1,030.3  ---     1,161.7      8.5   ---   9.4
Market Value/ LTM Cash Flow (e)     76.2      78.7       15.8    ---  17.5        1,246.7  ---     1,378.0     11.9   ---  13.2
Market Value/ LTM Pre-tax Earnings  61.5      66.1       12.4    ---  13.7          821.9  ---       908.5      8.3   ---   9.2
Market Value/ LTM Earnings          39.3      41.8       18.7    ---  20.7          784.0  ---       866.5     13.8   ---  15.2
Market Value/ 2000E Earnings (e)    40.5      43.1       18.2    ---  20.1          782.3  ---       864.6     14.4   ---  15.9
Market Value/ 2001E Earnings (e)    44.0      46.6       15.4    ---  17.0          717.8  ---       793.4     13.0   ---  14.4

------------------------------------------------------------------------------------------------------------------------------------
Average Valuation Range (d)                                                       $ 907.8         $1,012.0
Per Share                                                                         $ 15.64         $  17.44
------------------------------------------------------------------------------------------------------------------------------------

PUBLIC MARKET ANALYSIS -
   PROSPECTIVE METRICS (d)

Firm Value/ LQA EBITDA           $ 128.5  $  122.5        8.4 x  ---   9.3 x      $ 812.5 ---     $  921.0      7.1 x ---   7.9 x
Market Value/ 2000E Earnings (e)    40.5      43.1       18.2    ---  20.1          782.3 ---        864.6     14.4   ---  15.9
Market Value/ 2001E Earnings (e)    44.0      46.6       15.4    ---  17.0          717.8 ---        793.4     13.0   ---  14.4
------------------------------------------------------------------------------------------------------------------------------------
Average Valuation Range (d)                                                       $ 770.9         $  859.7
Per Share                                                                         $ 13.28         $  14.81
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE MARKET ANALYSIS
   RECENT PRECEDENTS (f)

Firm Value/ LTM Revenues         $ 315.7  $  303.6        4.8 x  ---   5.3 x   $  1,227.8 ---     $1,380.0
Firm Value/ LTM EBITDA             119.9     115.0       12.0    ---  13.3        1,161.3 ---      1,306.5
Market Value/ LTM Pre-tax
Earnings                            61.5      66.1       14.8    ---  16.4          979.4 ---      1,082.5
Market Value/ LTM Earnings          39.3      41.8       21.2    ---  23.4          886.1 ---        979.3

------------------------------------------------------------------------------------------------------------------------------------
Average Valuation Range                                                        $  1,063.6 --      $1,187.1
Per Share                                                                      $    18.33 --      $  20.45
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                           Implied Equity
                                           Valuation Range
-------------------------------------------------------------------
Firm Value/ LTM Revenues               $ 907.4   ---  $ 1,025.9
Firm Value/ LQA EBITDA                   652.9   ---      744.6
Firm Value/ LTM EBITDA                   755.3   ---      857.7
Market Value/ LTM Cash Flow (e)          939.3   ---    1,038.1
Market Value/ LTM Pre-tax Earnings       548.3   ---      606.0
Market Value/ LTM Earnings               576.9   ---      637.6
Market Value/ 2000E Earnings             620.3   ---      685.6
Market Value/ 2001E Earnings (e)         606.9   ---      670.8
--------------------------------------------------------------------
Average Valuation Range (d)            $ 700.9        $   783.3
Per Share                              $ 12.08        $   13.50
--------------------------------------------------------------------

PUBLIC MARKET ANALYSIS -
   PROSPECTIVE METRICS (d)

Firm Value/ LQA EBITDA                 $ 652.9  ---   $   744.6
Market Value/ 2000E Earnings (e)         620.3  ---       685.6
Market Value/ 2001E Earnings (e)         606.9  ---       670.8
--------------------------------------------------------------------
Average Valuation Range (d)            $ 626.7        $   700.3
Per Share                              $ 10.80        $   12.07
--------------------------------------------------------------------

N.B. Assumes 58.0 million shares outstanding on a diluted basis.

(a) As of 6/30/00.
(b) Adjusted for Seneca minority interest, interest on convertible debt and Engemann liability.
(c) Range is +/- 5% of the median multiple from the Selected Comparable Company Analysis.
(d) Based upon trading statistics for comparable companies.Historical financial information for comparable companies are as of 6/30/00.
(e) Based on PXP 2000 Financial Plan.
(f) Based upon selected transactions since 1997 involving a domestic asset manager with purchase price greater than $300 million. Includes full change -of-control premium.

                                                                PROJECT GRISWOLD

Summary of Going Private Premiums Analysis

                                                                           Premiums                       Implied  Valuation (a)
                                                               ----------------------------------    -------------------------------
                                                                    1 Week          4 Weeks                1 Week        4 Weeks
                                                               --------------  ------------------    ---------------  --------------
Selected Recent FIG Deals

   Met Life/ Conning Corp.                                          $38.9            $52.1                 $15.63         $14.73
   Hartford Financial/ Hartford Life                                 40.3             43.3                  15.78          13.88
   Citigroup/ Travelers                                              39.5             35.1                  15.70          13.08

All Deals Since 1999
   Financial Institutions                                           $39.7            $46.3                 $15.72         $14.17
   All Cash                                                          26.0             40.6                  14.17          13.62

All deals since 1992
   Financial Institutions                                           $20.0            $21.5                 $13.49         $11.77
   All Cash                                                          22.1             24.9                  13.74          12.09

(a) Based on median premia of final offer price to the price at the indicated time prior to announcement. Includes all non-withdrawn transactions with a value greater than $40 million involving a domestic target where the acquiror owns at least 40% or 60% prior to acquisition.

                                                                PROJECT GRISWOLD

Discounted Cash Flow Analysis

     ($ in Millions)

                                                                 2000          2001         2002         2003         2004
------------------------------------------------------------------------------------------------------------------------------
     EBITDA (a)                                                $   129.1     $  136.2     $  156.9     $  173.3     $   191.5
        Less: Taxes (b)                                            (56.8)       (59.9)       (69.0)       (76.3)        (84.2)
                                                              -----------   ----------   ----------   ----------   -----------
     After-tax Cash Flows                                           72.3         76.3         87.8         97.0         107.2
     Depreciation - CapEx                                            0.0          0.0          0.0          0.0           0.0
     Change in Working Capital (c)                                 (10.0)        (4.4)        (8.3)        (8.3)         (9.2)
     Estimated Engemann Liability (d)                              (50.0)          --           --           --            --
     Terminal value (e)                                               --           --           --           --       1,723.2
                                                              -----------   ----------   ----------   ----------   -----------
        Total cash flows                                       $    12.3     $   71.9     $   79.6     $   88.8     $ 1,821.2
        Present value of cash flows at June 30, 2000 (e)       $ 1,238.7
        Less: Net Debt (f)                                        (168.1)
                                                              -----------
-------------------------------------------------------------------------
          Equity Value                                         $ 1,070.6

          Equity Value per Share(g)                            $   18.44
-------------------------------------------------------------------------
                                            Discount          Assumed Terminal Multiple on EBITDA (h)
                                            Rate (i)   -------------------------------------------------------
                                                            7.0x         8.0x           9.0x         10.0x
                                                       -------------------------------------------------------
                                            12.0 %       $ 15.29        $17.27       $19.25          $21.23

                                            13.0           14.64         16.54        18.44           20.35

                                            14.0           14.02         15.85        17.67           19.50
                                                                    ------------------------------------------
                                            15.0           13.42         15.18        16.94           18.70

                                            16.0           12.85         14.55        16.24           17.93

(a) 2000-02 from PXP 2000 Financial Plan; thereafter based on an EBITDA long term growth rate of 10.5%.
(b)  Assumes an effective tax rate of 44.0%, per PXP management.
(c) Assumed equal to one-twelfth the change in expense and one-fourth the change in revenue.
(d)  Payable at Engemann's option on September 3, 2000.
(e) Calculated using terminal multiple of 0.0x 2004 EBITDA and 13.00% discount rate.
(f) Excludes convertible debentures which are assumed to have been converted into shares of common stock.
(g) Based on 58.0 million diluted shares (option data as of 6/30/00), using the treasury method.
(h) Based on current range of LTM EBITDA trading multiples for asset managers with less than $2 billion in market capitalization.
(i)  SSB research uses a range of discount rates of 13% to 15% in its analysis.

                                                                PROJECT GRISWOLD

Selected Private Market Asset Management Transactions (a)

In Millions
                       Acquiror                                                           Target
                                           -------------------------------------------------------------------------------------
 Announce                                                                                                 Product Info
   Date     Name                           Name                         AUM      % Mut.Fund   % Inst.   % HNW     Equity    FI
----------  -----------------------------  -------------------------------------------------------------------------------------
  06/20/00  Alliance Capital Management    Sanford C. Bernstein & Co     85,500          -      62.8     37.2%     80.0%   19.0%
  06/20/00  Old Mutual Plc                 United Asset Management      188,000       25.0      64.8     10.1      88.0    19.0
  06/16/00  CDC Asset Mgmt.                Nvest, L.P.                  134,000       27.6      64.9      7.5      42.0    48.0
  06/12/00  Liberty Financial Companies    Wanger Asset Mgmt., LP         9,133       91.6       8.4        -      91.7       -
  05/15/00  Unicredito Italiano Group      Pioneer Group                 24,500       95.6       4.4       na      94.2     4.0
  01/13/00  Charles Schwab                 U.S. Trust Corp.              86,000       12.6      19.4     68.0      54.0    46.0
  11/01/99  Allianz AG                     PIMCO Advisors LP            256,153       17.0      83.0       na      33.0    66.0
  08/10/98  Northwestern Mutual Life       Frank Russell Company         42,000          -     100.0       na      67.0    23.0
  11/05/97  PIMCO Advisors L.P.            Oppenheimer Capital           61,393       13.0      87.0       na      82.0    13.0

In Millions
                                        FV as a     FV as a Multiple of:   Price as a Multiple of:
            ----------                             ---------------------- -------------------------
 Announce                 Purchase    Percent of      LTM         LTM         LTM         LTM
   Date     Money Mkt.     Price         AUM        Revenues     EBITDA      Pretax      Net Inc.
----------  ---------------------------------------------------------------------------------------
  06/20/00       1.0%     3,500.0             nd          nd       10.5x         nd           nd
  06/20/00       1.0      1,460.0           1.18         2.5x       7.1        13.0x        22.6x
  06/16/00      10.0      1,909.0           1.64         3.4       12.3        18.2           na
  06/12/00       8.3        388.0           4.21          nd         nd          nd           nd
  05/15/00       1.8      1,226.0           5.14         5.7       18.5        26.7         40.3
  01/13/00        na      2,700.0           3.14         5.1       18.1        29.8         34.6
  11/01/99       1.0      3,220.1           1.85         5.0       15.6        20.5         22.0
  08/10/98      10.0      1,200.0             nd          nd         nd          na           nd
  11/05/97       5.0        792.8           1.91         5.7       12.6        12.8         21.0
                     ------------------------------------------------------------------------------
                     Mean                   2.89%        4.5x      13.9x       17.8x        27.3x
                     Median                 2.86         5.0       12.6        15.6         22.3
                     ------------------------------------------------------------------------------

N.B. "nd" indicates that transaction pricing was not publicly disclosed, although actual pricing has been incorporated into the mean and median.
(a) Based upon selected transactions since 1997 involving a domestic asset manager with purchase price greater than $300 million.

                                                                PROJECT GRISWOLD

APPENDIX

                                                                PROJECT GRISWOLD

Going Private Transactions:
Implied Premiums Analysis Since 1992

ACQUIRORS HOLDING 40% OR MORE AT ANNOUNCEMENT, 1992 - TODAY
---------------------------------------------------------------------------------------------------------------------------------
                                                          Premium                                 Implied Valuation
                                         ----------------------------------------------------------------------------------------
                             Number of           25th                        75th          25th                           75th
                               Deals       Percentile     Median       Percentile    Percentile       Median        Percentile
---------------------------------------------------------------------------------------------------------------------------------
One Week Prior
 All Transactions               119          11.5%        20.4%          39.8%         $12.54         $13.55          $15.73
 Financial Institutions          29          15.5         21.4           38.9           12.99          13.66           15.63
 All Cash                        92          15.2         23.0           42.0           12.95          13.84           15.98

Four Weeks Prior
 All Transactions               119           9.2%        23.2%          41.0%         $10.57         $11.94          $13.66
 Financial Institutions          29           9.9         23.2           42.0           10.65          11.94           13.76
 All Cash                        92          11.5         26.0           44.2           10.80          12.21           13.97

ACQUIRORS HOLDING 60% OR MORE AT ANNOUNCEMENT, 1992 - TODAY
---------------------------------------------------------------------------------------------------------------------------------
                                                          Premium                                 Implied Valuation
                                         ----------------------------------------------------------------------------------------
                             Number of           25th                        75th          25th                           75th
                               Deals       Percentile     Median       Percentile    Percentile       Median        Percentile
---------------------------------------------------------------------------------------------------------------------------------
One Week Prior
 All Transactions               82           11.5%        18.6%          38.0%         $12.54         $13.34          $15.52
 Financial Institutions         18            8.5         18.5           29.1           12.20          13.33           14.53
 All Cash                       63           12.8         21.3           38.6           12.69          13.65           15.59

Four Weeks Prior
 All Transactions               82            6.4%        21.8%          41.8%         $10.30         $11.80          $13.74
 Financial Institutions         18            4.2         19.7           33.2           10.09          11.60           12.90
 All Cash                       63            9.2         23.7           43.3           10.57          11.98           13.88

                                       -----------------------------------------------------------------------
                                         Financial Institutions       One Week                        $13.49
                                                                      Four Weeks                       11.77
                                       -----------------------------------------------------------------------
                                       -----------------------------------------------------------------------
                                         All Cash                     One Week                         13.74
                                                                      Four Weeks                       12.09
                                       -----------------------------------------------------------------------

N.B. Includes all non-withdrawn transactions with a value greater than $40 million involving a domestic target firm.

                                                                PROJECT GRISWOLD

Going Private Transactions:
Implied Premiums Analysis Since 1999


        ACQUIRORS HOLDING 40% OR MORE AT ANNOUNCEMENT, 1999 - TODAY
        --------------------------------------------------------------------------------------------------------------
                                                          Premium                          Implied Valuation
        --------------------------------------------------------------------------------------------------------------
                                   Number of        25th                  75th        25th                        75th
                                     Deals    Percentile   Median   Percentile  Percentile       Median     Percentile
        --------------------------------------------------------------------------------------------------------------
        One Week Prior
         All Transactions                32         10.4%    23.3%        42.9%    $  12.42     $ 13.87       $  16.08
         Financial Institutions           8         36.5     39.9         54.7        15.36       15.74          17.41
         All Cash                        27         17.1     30.7         45.1        13.18       14.70          16.32

        Four Weeks Prior
         All Transactions                32         15.6%    38.3%        52.4%    $  11.20     $ 13.40       $  14.77
         Financial Institutions           8         41.2     49.2         66.2        13.68       14.46          16.10
         All Cash                        27         25.6     41.2         53.9        12.17       13.68          14.91

                                         --------------------------------------
                                                        % Change Initial to Fin
                                         --------------------------------------
                                         Mean                    Median
                                         --------------------------------------
        One Week Prior
         All Transactions                  6.0%                      0.0%
         Financial Institutions           14.1                      13.4
         All Cash                          7.1                       0.0

        Four Weeks Prior
         All Transactions                  6.0%                      0.0%
         Financial Institutions           14.1                      13.4
         All Cash                          7.1                       0.0


        ACQUIRORS HOLDING 60% OR MORE AT ANNOUNCEMENT, 1999 - TODAY
        -------------------------------------------------------------------------------------------------------------------
                                                         Premium                             Implied Valuation
        -------------------------------------------------------------------------------------------------------------------
                                Number of          25th                  75th         25th                            75th
                                    Deals    Percentile   Median   Percentile   Percentile        Median        Percentile
        -------------------------------------------------------------------------------------------------------------------
        One Week Prior
         All Transactions              22           3.6%    20.9%        42.2%     $ 11.66        $ 13.60         $  16.00
         Financial Institutions         5          29.5     39.5         40.3        14.57          15.70            15.78
         All Cash                      20           8.9     21.3         42.9        12.25          13.64            16.08

        Four Weeks Prior
         All Transactions              22          14.8%    38.7%        54.2%     $ 11.12        $ 13.44         $  14.94
         Financial Institutions         5          35.1     43.3         64.8        13.08          13.88            15.97
         All Cash                      20          17.8     40.0         55.8        11.41          13.56            15.10

              --------------------------------------------------
               Financial Institutions     One Week       $15.72
                                          Four Weeks      14.17
              --------------------------------------------------

              --------------------------------------------------
               All Cash                   One Week        14.17
                                          Four Weeks      13.62
              --------------------------------------------------


N.B. Includes all non-withdrawn transactions with a value greater than $40 million involving a domestic target firm.

                                                                PROJECT GRISWOLD

Going Private Transactions Deal List

                                Per Share      % Change
                            -----------------
             Date            Initial  Final   From Initial
      -------------------
      Announced  Completed    Price   Price     Offer          Acquiror Name                      Target Name
      ---------------------------------------------------------------------------------------------------------------------
      4/25/00    Pending    $  8.00 $  8.00       -       Investor Group                    MPW Industrial Services Group
      4/24/00    Pending      18.75   26.40    40.8%      Investor Group                    Cherry Corp
      3/27/00    6/27/00      44.00   50.50    14.8       Hartford Financial Services       Hartford Life (ITT Hartford)
      3/23/00    Pending       3.40       -       -       Security Capital Group Inc        Homestead Village Inc
      3/21/00    4/20/00      41.50   41.95     1.1       Citigroup Inc                     Travelers Property Casualty
      3/17/00    Pending      71.00       -       -       BP Amoco PLC                      Vastar Resources Inc
      2/22/00    Pending      62.01   62.01       -       Global Crossing Ltd               IXnet Inc(IPC Information)
      2/14/00    Pending      71.50   71.50       -       Healtheon/WebMD Inc               CareInsite Inc(Synetic Inc)
      1/31/00    Pending      15.00   15.00       -       Thermo Instrument Systems Inc     Thermo Optek Corp
      1/31/00    Pending      17.00   17.00       -       Thermo Instrument Systems Inc     ThermoQuest Corp
      1/31/00    Pending      28.00   28.00       -       Thermo Instrument Systems Inc     Thermo BioAnalysis(Thermo)
      1/19/00    4/19/00      10.50   12.50    19.0       Metropolitan Life Insurance Co    Conning Corp
      1/19/00    Pending      49.00   49.00       -       Dexter Corp                       Life Technologies Inc(Dexter)
      1/19/00    2/9/00       23.50   23.50       -       Elyo(Suez Lyonnaise des Eaux)     Trigen Energy Corp
      1/11/00    Pending      21.00   21.00       -       Investor Group                    Hayes Lemmerz International
      12/21/99   12/21/99         -       -       -       Guardian Industries Corp          OIS Optical Imaging Systems
      12/8/99    Pending          -       -       -       Heico Companies LLC               Robertson-Ceco Corp
      12/1/99    Pending      13.25   16.50    24.5       Boise Cascade Corp                Boise Cascade Office Products
      11/16/99   Pending       6.00    6.00       -       Thermo Electron Corp              Thermo TerraTech Inc(Thermo)
      11/12/99   Pending      17.00   17.00       -       Cordant Technologies Inc          Howmet International Inc
      11/5/99    11/5/99      36.50   36.50       -       Discount Investment Corp (IDB)    PEC Israel Economic Corp
      9/20/99    Pending      22.00   22.00       -       Elyo(Suez Lyonnaise des Eaux)     Trigen Energy Corp
      9/3/99     Pending      10.30   10.30       -       Investor Group                    Digital Link Corp
      7/29/99    Pending       8.75    8.75       -       Cactus Acquisitions Inc           Western Beef Inc
      6/8/99     7/28/99      37.00   37.00       -       Merck E(Merck AG)                 VWR Scientific Products Corp
      5/7/99     7/30/99      35.62   35.62       -       McDermott International Inc       J Ray McDermott SA
      4/12/99    6/30/99       8.00   10.00    25.0       Investor Group                    Meadowcraft Inc
      4/1/99     8/15/99       2.00    2.90    45.0       Vivendi SA                        Aqua Alliance Inc
      3/24/99    9/21/99      25.00   28.00    12.0       Warburg, Pincus Ventures Inc      Knoll Inc(Warburg, Pincus)
      3/21/99    7/1/99        9.00    9.75     8.3       Viacom Inc(Natl Amusements)       Spelling Entertainment Group
      2/8/99     2/8/99       17.00   17.00       -       Cordant Technologies Inc          Howmet International Inc
      1/6/99     3/1/99       14.00   14.00       -       Marriott International Inc        ExecuStay Corp
      12/3/98    4/8/99        9.75   11.00    12.8       Fairchild Corp                    Banner Aerospace Inc
      12/2/98    4/23/99      20.00   24.50    22.5       Pinault-Printemps Redoute         Brylane Inc
      11/12/98   5/14/99       8.00    8.00       -       UtiliCorp United Inc              Aquila Gas Pipeline Corp
      10/27/98   12/14/98     29.00   33.25    14.7       Allmerica Financial Corp          Citizens Corp(Hanover Ins Co)
      10/22/98   4/29/99      15.50   20.50    32.3       Bank of America National Trust    BA Merchant Svcs(BankAmerica)

                                Deal                            Offer Premium    Held at
                                                               ---------------
             Date              Value        %         %        1 Week   4 Week     Ann     Percent
      --------------------
      Announced  Completed      ($M)      Stock      Cash       Prior    Prior     Date     Sought
      --------------------------------------------------------------------------------------------
      4/25/00    Pending    $   122.4        -      100.0       58.0     16.4      52.4        -
      4/24/00    Pending        144.5        -      100.0      109.1     70.3      51.1     48.9
      3/27/00    6/27/00      1,324.6        -      100.0       40.3     43.3      80.4     18.3
      3/23/00    Pending        130.1        -      100.0       29.5     64.8      72.3        -
      3/21/00    4/20/00      2,449.3        -      100.0       39.5     35.1      85.0     15.0
      3/17/00    Pending         35.5        -      100.0       15.4     44.9      80.1        -
      2/22/00    Pending        876.9    100.0          -       22.8     25.9      72.4        -
      2/14/00    Pending      1,883.8    100.0        0.0       (0.7)    (3.4)     64.9        -
      1/31/00    Pending         51.8        -      100.0       (5.1)    41.2      90.0        -
      1/31/00    Pending         96.9        -      100.0       47.0     61.9      85.4        -
      1/31/00    Pending        167.9        -      100.0       55.6     53.4      70.1        -
      1/19/00    4/19/00         84.6        -      100.0       38.9     52.1      56.6        -
      1/19/00    Pending        356.9        -      100.0          -        -      70.0        -
      1/19/00    2/9/00         159.2        -      100.0       42.4     31.9      49.6        -
      1/11/00    Pending        165.2        -      100.0       23.5     38.8      72.0        -
      12/21/99   12/21/99        40.2        -      100.0          -        -      79.6        -
      12/8/99    Pending         49.6        -      100.0          -        -      69.2        -
      12/1/99    Pending        205.3        -      100.0       55.3     60.0      80.5        -
      11/16/99   Pending         80.7    100.0        0.0       (9.4)    11.6      53.7        -
      11/12/99   Pending        261.4        -      100.0       18.8     38.1      84.6        -
      11/5/99    11/5/99        205.8        -      100.0        1.0      2.8      69.3        -
      9/20/99    Pending        132.7        -      100.0       20.5     18.1      49.6        -
      9/3/99     Pending         50.7        -      100.0       23.0     32.9      42.4        -
      7/29/99    Pending         89.2        -      100.0       42.9     38.6      71.4        -
      6/8/99     7/28/99        581.1        -      100.0       30.7     46.5      49.9     50.1
      5/7/99     7/30/99        514.5        -      100.0       13.1     19.2      63.0     37.0
      4/12/99    6/30/99         53.2        -      100.0       63.3     77.8      73.0     27.0
      4/1/99     8/15/99        117.1        -      100.0       19.0    101.7      77.8     22.2
      3/24/99    9/21/99        490.8        -      100.0       51.9     46.4      58.2        -
      3/21/99    7/1/99         191.6        -      100.0       43.1     54.5      80.9     19.1
      2/8/99     2/8/99         385.1        -      100.0       11.5     13.3      62.0        -
      1/6/99     3/1/99          64.8        -      100.0        7.2      9.8      42.8     55.0
      12/3/98    4/8/99          82.4    100.0          -       41.9     40.8      69.2        -
      12/2/98    4/23/99        230.6        -      100.0       88.5     44.1      49.0     49.2
      11/12/98   5/14/99         43.2        -      100.0       17.4     68.4      81.6     18.4
      10/27/98   12/14/98       212.4        -      100.0       17.2     20.9      81.8     18.2
      10/22/98   4/29/99        339.4        -      100.0       56.2     42.0      65.4        -

Source: Thompson Financial Securities Data.

                                                                PROJECT GRISWOLD

                              Per Share       % Change
                        -----------------
           Date            Initial  Final   From Initial
    -------------------
    Announced Completed     Price   Price      Offer           Acquiror Name                       Target Name
    ------------------------------------------------------------------------------------------------------------------------------
    10/16/98  2/12/99     $ 19.00  $ 19.00             -       Affiliated Computer Services        BRC Holdings Inc
    10/5/98   3/1/99        13.10    13.10             -       Apartment Investment & Mgmt Co      Insignia Properties Trust
    9/29/98   10/7/98       25.37    25.37             -       Newmont Mining Corp                 Newmont Gold Co
    9/23/98   2/25/99       10.46    11.44           9.4%      Inland Steel Industries Inc         Ryerson Tull Inc
    9/23/98   12/17/98       5.75     6.38          11.0       Usinor SA                           J&L Specialty Steel Inc
    9/8/98    12/15/98      25.50    30.00          17.6       Investor Group                      PEC Israel Economic Corp
    8/24/98   11/19/98      20.77    20.77             -       Liberty Media(Tele-Commun)          Tele-Commun Intl(Tele-Commun)
    8/19/98   8/19/98       24.00    24.00             -       Tracinda Corp                       Metro-Goldwyn-Mayer Inc
    7/7/98    12/23/98      37.00    39.13           5.7       Dexter Corp                         Life Technologies Inc(Dexter)
    5/11/98   6/10/98       12.10    12.10             -       Fairchild Corp                      Banner Aerospace Inc
    4/30/98   11/2/98       20.50    28.00          36.6       Dow AgroSciences(Dow Chemical)      Mycogen Corp(Dow AgroSciences)
    3/31/98   3/26/99        7.00     7.00             -       Thermedics(Thermo Electron)         Thermo Voltek Corp
    3/27/98   7/15/98       18.25    18.25             -       ISP Holdings Inc                    Intl Specialty Prods
    3/17/98   7/31/98       48.00    63.00          31.3       Investor Group                      BET Holdings Inc
    3/16/98   11/5/98       17.00    12.00         (29.4)      Trace International Holdings        Foamex International Inc
    3/10/98   3/25/98       13.63    13.63             -       IP Forest Resources Co              IP Timberlands Ltd
    3/5/98    5/20/98       20.00    20.00             -       Xerox Corp                          XLConnect Solutions Inc
    2/6/98    3/18/98       12.00    12.00             -       Kohlberg Kravis Roberts & Co        PRIMEDIA Inc
    1/29/98   1/29/98       27.60    27.60             -       Flowers Industries Inc              Keebler Foods Co
    1/22/98   9/29/98       10.50    13.75          31.0       Buhrmann NV                         BT Office Products Intl Inc
    1/20/98   4/16/98       17.50    17.50             -       World Access Inc                    NACT Telecommunications(GST)
    1/8/98    1/30/98       13.00    13.00             -       Rayonier Inc                        Rayonier Timberlands LP
    12/18/97  Pending       33.00    33.00             -       Telephone and Data Systems Inc      United States Cellular Corp
    12/18/97  NA             8.00     8.00             -       Telephone and Data Systems Inc      Aerial Communications Inc
    10/20/97  6/24/98       25.00    29.70          18.8       HSN Inc                             Ticketmaster Group Inc
    8/29/97   12/29/97      19.50    22.50             -       Rexel SA (Pinault-Printemps)        Rexel Inc
    7/9/97    12/23/97      24.00    22.05             -       Investor Group                      Seaman Furniture Co
    6/26/97   11/26/97      97.00    92.00             -       Rhone-Poulenc SA (France            Rhone-Poulenc Rorer Inc
    6/20/97   3/30/98       15.00    16.50             -       Waste Management Inc                Wheelabrator Technologies Inc
    6/13/97   3/26/98       52.75        -             -       Hilton Hotels Corp                  Bally's Grand Inc
    6/2/97    7/15/97       40.00    40.00             -       Anthem Inc                          Acordia Inc (Anthem Inc)
    5/22/97   7/30/97       14.25    15.50             -       Texas Industries Inc                Chaparral Steel Co
    5/14/97   11/18/97      32.00    33.94             -       Enron Corp                          Enron Global Power & Pipelines
    3/3/97    12/3/97       37.00    37.00             -       American Financial Group Inc        American Finl Enterprises Inc
    2/25/97   8/5/98        60.00        -             -       Petrofina SA                        Fina Inc
    1/28/97   5/21/97        7.25     8.00          10.3       Monsanto Co                         Calgene Inc (Monsanto Co)
    1/21/97   7/9/97        38.50    33.50         (13.0)      Mafco Holdings                      Mafco Consolidated Grp (Mafco)
    1/13/97   9/4/97        36.00    39.50           9.7       Zurich Group                        Zurich Reinsurance Centre Holding
    12/17/96  7/16/97       29.00    33.00          13.8       Allmerica Financial Corporation     Allmerica Property & Casualty
    11/27/96  3/27/97       14.25    14.25             -       JW Childs Equity Partners LP        Central Tractor Farm & Country
    10/14/96  5/31/94       11.00    12.10          10.0       Valero Energy Corp                  Valero Natural Gas Partners LP
    10/13/96  4/6/94        27.25    27.75           1.8       Medco Containment Services Inc      Medical Marketing Group Inc

                                    Deal                                    Offer Premium        Held at
                                                                       -----------------------
           Date                    Value          %          %            1 Week     4 Week        Ann       Percent
    -------------------
    Announced Completed             ($M)        Stock       Cash           Prior      Prior       Date       Sought
    -----------------------------------------------------------------------------------------------------------------
    10/16/98   2/12/99             $ 131.9        -         100.0%         16.9%       15.2%      63.0%        -
    10/5/98    3/1/99                 63.6      100.0%        -             7.5         -         75.0         -
    9/29/98    10/7/98               264.8      100.0         -            20.8        62.4       93.8         6.3%
    9/23/98    2/25/99                61.2      100.0         -           (11.6)      (40.8)      86.4         -
    9/23/98    12/17/98              115.0        -         100.0         112.5        37.8       53.5        46.5
    9/8/98     12/15/98              102.7        -         100.0          28.0        23.7       81.4        18.6
    8/24/98    11/19/98              379.1      100.0         0.0          (4.5)       (9.9)      81.1         -
    8/19/98    8/19/98               394.8        -         100.0          51.8         9.4       65.0         -
    7/7/98     12/23/98              215.8        -         100.0          24.7        19.0       78.0        22.0
    5/11/98    6/10/98                48.4      100.0         -             0.3         2.4       67.0        14.0
    4/30/98    11/2/98               379.3        -         100.0          40.0        52.4       62.2        37.8
    3/31/98    3/26/99                43.9        -         100.0          60.0        40.0       50.0         -
    3/27/98    7/15/98               324.5      100.0         0.0           1.7        14.5       79.9         -
    3/17/98    7/31/98               462.3        -         100.0          58.5        58.2       57.9        42.1
    3/16/98    11/5/98               166.6        -         100.0         (14.7)       (9.4)      43.3         -
    3/10/98    3/25/98                99.5        -         100.0           -           -         84.4         -
    3/5/98     5/20/98                93.0        -         100.0          15.1        22.1       69.7         -
    2/6/98     3/18/98               200.0        -         100.0          (5.9)        -         71.7         -
    1/29/98    1/29/98               309.1        -         100.0           -           -         41.8         -
    1/22/98    9/29/98               138.1        -         100.0          78.9        78.9       70.0         -
    1/20/98    4/16/98                53.1      100.0         -            12.5        16.7       61.0         -
    1/8/98     1/30/98                65.8        -         100.0          25.3        17.5       74.7         -
    12/18/97   Pending               539.2      100.0         -             2.3         1.1       80.7        19.3
    12/18/97   NA                    107.6      100.0         0.0         325.8       288.2       82.1        17.9
    10/20/97   6/24/98               340.8       50.0        50.0           8.1        31.6       44.6        55.4
    8/29/97    12/29/97              250.8        -         100.0           3.3         5.4       50.6        49.4
    7/9/97     12/23/97               31.6        -         100.0          21.5        21.5       66.9        33.1
    6/26/97    11/26/97            4,000.6        -         100.0          16.5        22.7       31.4        34.3
    6/20/97    3/30/98               774.7        -         100.0          16.5        18.8       34.0        33.0
    6/13/97    3/26/98                42.6        -         100.0          29.8        31.1       86.2         6.9
    6/2/97     7/15/97               172.7        -         100.0          11.5        26.0       66.8        33.2
    5/22/97    7/30/97                65.9        -         100.0          15.2        18.8       60.0        18.7
    5/14/97    11/18/97              403.9      100.0         -             7.6        13.3       41.6        49.4
    3/3/97     12/3/97                83.6      100.0                       -           -         83.0        17.0
    2/25/97    8/5/98                257.0        -         100.0          18.5        21.5       70.6        14.7
    1/28/97    5/21/97               242.6        -         100.0          60.0        60.0       44.6        43.7
    1/21/97    7/9/97                116.8        -         100.0          23.5        27.6       85.0        15.0
    1/13/97    9/4/97                322.5        -         100.0          18.5        12.1       65.7        34.3
    12/17/96   7/16/97               796.9       47.0        53.0          12.8        15.3       59.5        40.5
    11/27/96   3/27/97                53.6        -         100.0          21.3        26.7       64.5        35.5
    10/14/96   5/31/94               117.4        -         100.0          29.1        36.3       49.0        51.0
    10/13/96   4/6/94                122.5        -         100.0            NA        (5.9)      51.5        48.5

    Source: Thompson Financial Securities Data.

                                                                PROJECT GRISWOLD

                                  Per Share          % Change
                            ----------------------
         Date               Initial      Final      From Initial
-------------------------
Announced     Completed     Price        Price        Offer      Acquiror Name                   Target Name
------------------------------------------------------------------------------------------------------------------------------------
10/10/96     11/27/96       $ 10.00     $ 10.00         - %      Renco Group Inc                  WCI Steel Inc
9/9/96        9/23/96             -       11.05         -        Highwoods Property               Crocker Realty Trust Inc
8/8/96        9/17/96         41.00       41.00         -        Chemed Corp                      Roto-Rooter Inc
7/31/96      11/13/96          8.00        8.00         -        Monsanto Co                      Calgene Inc (Monsanto Co)
5/27/96       2/16/97         17.00       19.50         -        Sandoz Ltd (Novartis)            SyStemix Inc
5/10/96      12/11/96         23.52       23.52      34.0        PXRE Corp                        Transnational Re Corp
5/7/96         7/3/96         17.50       18.50       5.7        Orion Capital Corp               Guaranty National Corp
4/8/96        8/16/96         55.00       55.00         -        AirTouch Communications          Cellular Communications Inc
3/29/96       4/26/96         50.00       50.00         -        Equity Holdings Ltd              Great American Mgmt & Invt Inc
1/26/96       5/31/96         25.80       25.80         -        NationsBank Corp                 Charter Bancshares Inc
10/18/95     11/28/95         11.75       11.75         -        Rhone-Poulenc Rover Inc          Applied Immune Sciences Inc
9/26/95      12/21/95         14.00       15.25       8.9        SCOR SA                          SCOR SA Corp
8/25/95        1/2/96         70.00       70.00         -        Berkshire Hathaway Inc           GEICO Corp
7/14/95      12/11/95         18.00       20.00      11.1        COBE Laboratories (Gambro AB)    REN Corp-USA
5/19/95       12/6/95         36.50       40.50      11.0        BICSA                            Bic Corp
4/7/95        10/3/95        127.50      129.90       1.9        McCaw Cellular Commun (AT&T)     LIN Bdcstg
4/5/95         8/2/95         26.25       32.00      21.9        Club Mediterranee SA             Club Med Inc
2/27/95       8/31/95         22.50       23.25       3.3        Conseco                          CCP Insurance Inc
2/27/95       6/22/95         22.00       20.63         -        Conseco                          Bankers Life Holding Corp
2/7/95        7/12/95         14.00       16.35      16.8        WMX Technologies Inc             Rust International Inc
1/31/95        2/1/95             -       69.54         -        Sandoz AG                        SyStemix Inc
1/18/95        8/9/95         26.00       29.00      11.5        Arcadian Crop                    Arcadian Partners LP
12/28/94      4/28/95         20.00       20.00         -        Fleet Financial Group Inc        Fleet Mortgage Group Inc
11/2/94       9/27/95         28.00       30.00       7.1        PacifiCorp                       Pacific Telecom
9/8/94        5/12/95         22.50       25.50      13.3        GTE Corp                         Contel Cellular Inc (Contel)
8/24/94       3/24/95         14.00       15.75      12.5        Dole Food Co Inc                 Castle & Cooke Homes Inc
6/6/94       12/29/94         18.38       18.38         -        Ogden Corp                       Ogden Projects Inc
4/26/94       7/26/94          4.48        4.48         -        Burlington Resources Inc         Diamond ShamrocO Offshore
2/17/94       9/15/94         84.75       84.75         -        EW Scripps (Edward Scripps Tr)   Scripps Howard Broadcasting Co
1/7/94        2/23/94          7.65        7.65         -        Holderbank Financiere Glarus     Holnam Inc (Holdernam  Inc)
10/22/93     10/22/93         14.70       14.70         -        Manville Corp                    Riverwood International Corp
9/20/93      12/10/93         48.00       46.00      (4.2)       Valley Fashions Corp             West Point-Pepperell Inc
9/13/93       10/5/93         13.00        7.56     (41.8)       Blockbuster Entertainment Corp   Spelling Entertainment Inc
3/22/93        5/7/93         25.00       30.00      20.0        New Marvel Holdings Inc          Marvel Entertainment Group Inc
11/13/92       5/7/93         17.88       18.75       4.9        Rust International Inc           Brand Cas Inc
9/9/92        2/26/93         21.04       25.50      21.2        American Maize-Products Co       American Fructose Corp
8/19/92      11/19/92         13.50       13.50         -        Investor Group                   FoxMeyer Corp (Natl Intergroup)
8/17/92      12/31/92         14.72       25.78      75.1        Leucadia National Corp           PHLCORP Inc
3/2/92        7/14/92         16.50       19.00      15.2        WR Grace & Co                    Grace Energy Corp
2/6/92        7/30/92          6.00        7.25      20.8        Charter Co (American Financial)  Spelling Entertainment Inc

                                 Deal                                Offer Premium    Held at
                                                                   ----------------
         Date                   Value         %           %        1 Week    4 Week   Ann      Peercent
-------------------------
Announced    Completed          ($M)        Stock       Cash       Prior     Prior    Date     Sought
-------------------------------------------------------------------------------------------------------
10/10/96     11/27/96       $   56.5           -        100.0%    29.0%      77.8%    84.5%    15.5%
9/9/96        9/23/96           73.7           -        100.0      0.5        0.5     77.1     22.9
8/8/96        9/17/96           88.3           -        100.0     20.6       19.7     54.9     45.1
7/31/96      11/13/96           50.0           -        100.0     80.3       39.1     49.0      4.7
5/27/96       2/16/97           76.2           -        100.0     69.5       59.2     73.0     27.0
5/10/96      12/11/96          130.5       100.0%           -     16.5        9.9     22.3     77.7
5/7/96         7/3/96           85.1           -        100.0     15.6       22.3     49.5     30.7
4/8/96        8/16/96        1,606.5           -        100.0      7.8        6.3     40.0     60.0
3/29/96       4/26/96           55.6           -        100.0      4.2        3.6     87.9     12.1
1/26/96       5/31/96           94.7       100.0            -     15.9       22.8     42.0     58.0
10/18/95     11/28/95           84.6           -        100.0     51.6       38.2     46.0     54.0
9/26/95      12/21/95           55.4           -        100.0     35.6       38.6     80.0     20.0
8/25/95        1/2/96        2,347.0           -        100.0     23.1       25.3     52.4     47.6
7/14/95      12/11/95          177.7           -        100.0     20.3       26.0     53.0     47.0
5/19/95       12/6/95          212.6           -        100.0     12.5       28.6     78.0     22.0
4/7/95        10/3/95        3,323.4           -        100.0      6.7        1.3     52.0     48.0
4/5/95         8/2/95          153.4           -        100.0     39.9       44.6     67.0     33.0
2/27/95       8/31/95          273.7           -        100.0     30.1       23.2     48.1     51.9
2/27/95       6/22/95          458.5           -        100.0     21.4        6.0     63.2     36.8
2/7/95        7/12/95           50.5           -        100.0     39.1       39.1     96.3      3.7
1/31/95        2/1/95           80.0           -        100.0    315.2      303.1     60.0     11.6
1/18/95        8/9/95          428.4           -         50.0     21.5       26.1     45.0     55.0
12/28/94      4/28/95          188.1           -        100.0     18.5       18.5     81.0     19.0
11/2/94       9/27/95          159.0           -        100.0     23.7       23.7     86.6     13.4
9/8/94        5/12/95          254.3           -        100.0     37.8       36.0     90.0     10.0
8/24/94       3/24/95           81.5           -        100.0     41.6       55.6     81.7     18.3
6/6/94       12/29/94          110.3       100.0            -     17.6       20.5     84.2     15.8
4/26/94       7/26/94           42.6           -        100.0     (0.4)       5.4     87.1     12.9
2/17/94       9/15/94          115.9       100.0            -     13.0       13.0     86.0     14.0
1/7/94        2/23/94           51.7           -        100.0     15.5        7.4     95.0      5.0
10/22/93     10/22/93           50.0           -        100.0     12.0        8.9     80.5      1.0
9/20/93      12/10/93           66.3           -        100.0    (19.8)     (19.8)    95.1      4.9
9/13/93       10/5/93          101.3       100.0            -     (5.5)       0.8     50.3     20.9
3/22/93        5/7/93          300.0           -        100.0     42.9       58.9     59.6     20.7
11/13/92       5/7/93          185.0        30.0         70.0     13.6        4.9     55.8     44.2
9/9/92        2/26/93          130.3       100.0            -     23.6       29.1     42.7     57.3
8/19/92      11/19/92           44.6           -        100.0     18.7        1.9     66.5     10.4
8/17/92      12/31/92          139.9       100.0            -     15.2       28.9     63.1     36.9
3/2/92        7/14/92           77.3           -        100.0     21.6        7.8     83.4     16.6
2/6/92        7/30/92           43.0           -            -     45.0       45.0     82.3     17.7

Source: Thompson Financial Securities Data.